PROSPECTUS
UBS TAMARACK INTERNATIONAL FUND, L.L.C.
Limited Liability Company Interests

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           Investment Objective. UBS Tamarack International Fund, L.L.C. (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation over the long term.

           The Fund commenced operations on July 1, 2001 under the name UBS PW Tamarack International Fund, L.L.C. and, as of December 31, 2004, had net assets of approximately $430 million.

(continued on following page)

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           Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk. See "Risk Factors" beginning on page 14.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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                                                                         Total
                                                                     -------------
Offering Amount...............................................       $152,000,000
Sales Load (1)................................................       $  3,040,000
Proceeds to the Fund..........................................       $148,960,000

__________________

(1)	Generally, the minimum initial investment in the Fund is $250,000, which minimum is subject to waiver. Investments may be subject to a sales load of up to 2%. See "Plan of Distribution."

UBS Financial Services Inc. ("UBS Financial") acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund will sell Interests only to Qualified Investors (as defined herein). The Fund will pay offering expenses estimated at approximately $160,000 from the proceeds of the offering. Once a prospective investor's order is received, a confirmation will be sent to the investor. Thereafter, the investor's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. for the benefit of the investors. See "Plan of Distribution."

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UBS Financial Services, Inc.
February 25, 2005

           Investment Portfolio. The Fund's investment objective is to seek capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States. The Fund's investment adviser uses a valuation-driven approach with a focus on return on invested capital. It uses many different valuation tools (such as relative multiples), but generally calculates the net present value of an issuer's future cash flows to help determine fair value. Since valuation is the principal factor, the portfolio is not intended to have a style bias and may include (a) companies the investment adviser believes have reasonable valuations and substantial growth potential and (b) value stocks in which a foreseeable catalyst is expected to realize that value. The Fund expects to short stocks of companies the investment adviser believes have fundamental weaknesses, although no assurance can be given that the Fund will engage in short sales. The Fund may engage in short-term opportunistic trading to seek to generate incremental returns.

           Investment Adviser. The Fund's investment adviser is UBS Tamarack Management, L.L.C. (the "Adviser"), which is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA" or the "Administrator") and ReachCapital Management, L.L.C. ("ReachCapital").

           Restrictions on Transfer. With very limited exceptions, Interests are not transferable and liquidity is provided only through limited repurchase offers, which are made in the Board's sole discretion. See "Redemptions, Repurchases of Interests and Transfers."

           Repurchase of Interests. To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Interests pursuant to written tenders by investors. These repurchases are made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase from investors twice each year, in March and September. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests."

           Administrator Fee and Incentive Allocation. The Fund pays the Administrator a monthly fee (the "Fee") at an annual rate of 1.25% of the Fund's net assets for the month, excluding assets attributable to the Administrator's capital account, the Adviser's capital account and the Special Advisory Account (defined herein). The Adviser also is entitled to receive from the capital account of each investor, generally at the end of each fiscal year, an incentive allocation of 20% of the net profits that otherwise would be credited to the investor's capital account (the "Incentive Allocation"). The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor, which have not been offset by any net profits subsequently credited to the account of such investor. This is sometimes known as a "high water mark" calculation. The Incentive Allocation presents risks that are not present in funds without an incentive allocation. The aggregate amount of the Incentive Allocation and the Fee payable by the Fund and its investors are higher than those paid by most other registered investment companies. See "Management of the Fund—Incentive Allocation."

           Investor Qualifications. Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is $250,000, which minimum is subject to waiver. See "Investor Qualifications."

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           This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated February 25, 2005, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 34 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

           Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

           You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

PRIVACY NOTICE

           This notice describes the privacy policy of the UBS Tamarack International Fund, L.L.C. (the "Fund"). The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

           • Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

           • Written and electronic correspondence, including telephone contacts; and

           • Transaction history, including information about Fund transactions and balances in your accounts with UBS Financial Services Inc. or our affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

           The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

           The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

Page

PROSPECTUS SUMMARY	5

SUMMARY OF FUND EXPENSES	13

RISK FACTORS	15

USE OF PROCEEDS	21

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	22

MANAGEMENT OF THE FUND	24

INVESTOR QUALIFICATIONS	26

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS	27

CALCULATION OF NET ASSET VALUE	29

CAPITAL ACCOUNTS	29

TAXES	31

PLAN OF DISTRIBUTION	32

GENERAL INFORMATION	34

TABLE OF CONTENTS OF THE SAI	35

Appendix A--Limited Liability Company Agreement	A-1

Appendix B--Investor Certifications	B-1

PROSPECTUS SUMMARY

          This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund	UBS Tamarack International Fund, L.L.C. (the "Fund") is a limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's investment adviser is UBS Tamarack Management, L.L.C. (the "Adviser"). The Fund commenced operations on July 1, 2001 under the name UBS PW Tamarack International Fund, L.L.C. and, as of December 31, 2004, had net assets of approximately $430 million. See "General Information."

Investment Objective and Principal Strategies	The Fund's investment objective is to seek capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States. The Adviser uses a valuation-driven approach with a focus on return on invested capital. It uses many different valuation tools (such as relative multiples), but generally calculates the net present value of an issuer's future cash flows to help determine fair value. Since valuation is the principal factor, the portfolio is not intended to have a style bias and may include (a) companies the Adviser believes have reasonable valuations and substantial growth potential and (b) value stocks in which a foreseeable catalyst is expected to realize that value. The Fund expects to short stocks of companies the Adviser believes have fundamental weaknesses, although no assurance can be given that the Fund will engage in short sales. The Fund may engage in short-term opportunistic trading to seek to generate incremental returns.

The Adviser	The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA" or the "Administrator") and ReachCapital Management, L.L.C. ("ReachCapital"). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). A team of investment professionals employed by ReachCapital manages the Fund's investment portfolio on behalf of the Adviser under the oversight of UBSFA's personnel.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser which continues in effect from year to year if its continuation is approved annually by the Board. The Board may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

ReachCapital, a registered investment adviser under the Advisers Act, is controlled by Nigel Hart and Pieter Taselaar. ReachCapital commenced investment activities in February 2001.

UBSFA is an indirect, wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Administrator Fee	The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee (the "Fee") at the annual rate of 1.25% of the Fund's net assets for the month. The Fee is paid to the Administrator out of the Fund's assets, and debited against the investors' capital accounts. A portion of the Fee is paid by the Administrator to ReachCapital for, among other things, certain administrative services.

Incentive Allocation	Generally, on December 31st each year (or earlier in the case of a tendering investor), an amount equal to 20% of the net profits, if any, that would otherwise be credited to an investor's capital account for the period instead is credited to the account of the Adviser (the "Incentive Allocation"). This Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of the investor, which have not been offset by any net profits subsequently credited to the investor's account. This is sometimes known as a "high water mark" calculation.

The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in the Fund solely for the purpose of receiving the Incentive Allocation with respect to each investor. The Adviser may withdraw any Incentive Allocation credited to its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

Investors who tender or transfer their Interests may be subject to an Incentive Allocation at the time the Fund repurchases their Interests or at the time of transfer.

The Incentive Allocation presents certain risks that are not present in funds without an incentive allocation. The aggregate amount of the Incentive Allocation and the Fee payable by the Fund and its investors is higher than those paid by most other registered investment companies. See "Management of the Fund--Incentive Allocation."

Borrowing	The Fund is authorized to borrow money for investment purposes and to meet requests for tenders. The Fund will not borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund's investment objective. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%. See "Risk Factors—Leverage; Borrowing" and "Investment Objective and Principal Strategies—Borrowing; use of leverage."

Special Investment Techniques	The Fund is authorized to use derivative instruments to attempt to hedge portfolio risks, for cash management purposes and for non-hedging purposes in pursuit of its investment objective. The derivatives employed may relate to a specific security or to the Fund's portfolio as a whole.

The Fund may sell securities short in pursuit of its investment objective, although no assurance can be given that the Fund will engage in short sales. The Fund may hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective. There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. The Fund also may lend portfolio securities. See "Risk Factors."

Investor Qualifications	Interests will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the Fund's limited liability company agreement (the "LLC Agreement"). (The applicable form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.) If your investor certification is not received and accepted by the Fund's distributor by the Closing Date (defined below), your order will not be accepted. If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void. See "Investor Qualifications."

Investor Suitability	An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering	The Fund is offering $152,000,000 in Interests through UBS Financial Services Inc. ("UBS Financial"), the Fund's distributor, and other brokers or dealers. See "Plan of Distribution." UBS Financial may accept orders for any lesser amount. UBS Financial or its affiliates may pay from their own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Interests or servicing of investors. Generally, the stated minimum initial contribution to the capital of the Fund from each investor is $250,000, which minimum may be waived in UBS Financial's sole discretion, but not below $25,000 (inclusive of placement fee). If you want to purchase less than $250,000 in Interests, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the investor's overall relationship with UBS Financial, the investor's holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial's financial advisors will get a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. UBS Financial will sell Interests from time to time (each date on which Interests are delivered is called a "Closing Date"). Prior to the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy	The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. See "Risk Factors--Distributions to investors and payment of tax liability."

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund that is not listed on a national stock exchange. In addition, with very limited exceptions, the Fund's Interests are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment. See "Risk Factors--Limited liquidity."

Repurchase of Interests	No investor has the right to require the Fund to redeem the investor's Interest in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. These repurchases are made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in March and September. In addition, the Fund may repurchase all or part of an Interest if, among other reasons, the Board determines that it would be in the best interests of the Fund to do so. See "Redemptions, Repurchases of Interests and Transfers--No right of redemption or transfer" and "--Repurchases of Interests."

The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. (The LLC Agreement is attached hereto as Appendix A.)

Taxation	Most closed-end investment companies elect to be taxed as registered investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has not made this election and instead has sought to be treated as a partnership for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "Risk Factors--Tax risk" below.

ERISA Plans And Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income ("UBTI"). An exempt organization, including an individual retirement account ("IRA"), may be required to make tax payments, including estimated tax payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number. Charitable remainder trusts may not purchase Interests.

Risk Factors	An investment in the Fund involves a high degree of risk. These include the risks of:

•	loss of capital

•	investing in a fund that has a limited operating history

•	investing in securities of non-U.S. issuers, including those located in developing countries

•	investing in small and mid-cap companies

•	investing in companies in developing markets

•	investing in securities that are illiquid and volatile

•	investing in illliquid securities of an unlisted closed-end fund

•	investing in a fund that may sell securities short

•	investing in a fund that may use derivatives for hedging and non-hedging purposes

•	investing in a fund that may hedge against foreign currency risks

•	investing in a fund that may borrow (or leverage) for investment purposes

•	investing in a fund that is non-diversified

•	investing in a fund that has a high portfolio turnover rate

•	investing in a fund that does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund's taxable income

•	investing in a fund that seeks to be treated for tax purposes as a partnership, but could be taxable as a corporation, thus subjecting its distributions to two levels of taxation

•	investing in a fund that has an Adviser who has conflicts of interests

•	investing in a fund that will bear an incentive allocation

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

           The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum sales load(1) (percentage of purchase amount)................................   2.00%
     Maximum redemption fee...............................................................   None

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee.......................................................................   3.64% (2)(3)
     Interest Payments on Borrowed Funds..................................................   None
     Other expenses.......................................................................   0.43%
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     Total annual expenses................................................................   4.07%
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(1)	Investments may be subject to a waivable sales load of up to 2%. See "Plan of Distribution."

(2)	Of this amount 2.39% represents the aggregate Incentive Allocations paid by all investors in the Fund, expressed as a percentage of average net assets of the Fund, during the period from January 1, 2004 to December 31, 2004 (see footnote 3 below). The amount of Incentive Allocation, if any, that an individual investor paid depended upon the date the investor was admitted to the Fund and the Fund's performance thereafter. A larger Incentive Allocation is reflective of positive investment performance. See "Financial Highlights." The term "Management Fee" is the term required by Form N-2 and is not intended to characterize the Incentive Allocation as anything other than an incentive allocation.

(3)	An Incentive Allocation of up to 20% of net profits will be charged in respect of each investor's capital account in the Fund. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor, adjusted for repurchases. See "Management of the Fund -Incentive Allocation."

           The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. The "Other Expenses" shown above are estimated based on average net assets of the Fund for the current fiscal year of approximately $338 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                                               Example
                                                                               -------
                                                           1 Year       3 Years       5 Years       10 Years
                                                           ------       -------       -------       --------
You would pay the following expenses including an
incentive allocation (see footnote 2 above), on a
$1,000 investment, assuming a 5% annual return:*             $43          $91           $142           $306

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* Without the sales load, the expenses would be:             $24          $73           $124           $265

           The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund's organizational and offering costs are not reflected in the table or in the example. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Allocation.

Financial Highlights

           The financial highlights table below is intended to help an investor understand the Fund's financial performance for the six months ended June 30, 2004, the fiscal years ended December 31, 2003 and December 31, 2002 and for the period from July 1, 2001 (commencement of operations) to December 31, 2001. The information reflects financial results for an investor that has been in the Fund since inception. The information for the six months ended June 31, 2004 has not been audited. The information for the other periods has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information ("SAI"). The SAI is available upon request.

                                                                                                      For the Period
                                                                                                       July 1, 2001
                                 For the Six Months                                                  (commencement of
                                 Ended June 30, 2004        Year Ended            Year Ended       operations) through
                                     (Unaudited)        December 31, 2003     December 31, 2002     December 31, 2001
                                 -------------------    -----------------     -----------------     -------------------
Total Return(1)                         2.07%                 25.19%                (4.30)%                (4.09%)
Ratio of net investment loss
to average net assets(2)               (0.79%)(3)             (0.28)%               (0.28)%                (0.84%)(3)
Ratio of total expenses to
average net assets(2)                   2.27%(3)               2.13%                 2.29%                  2.53%(3)
Portfolio turnover rate               227.22%                548.82%               669.30%                375.17%
Net asset value at end of           $348,749,522           $233,972,635          $138,165,531          $74,232,659
period

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(1)	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after incentive allocation to the Adviser, and does not reflect the deduction of sales loads incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

(2)	The average net assets used in the above ratios is calculated by adding any withdrawals payable effective at the end of a period to the net assets for such period.

(3)	Annualized.

          For a hypothetical $50,000 interest in the Fund at the Fund's inception through June 30, 2004, net gain would be $9,795.

           The Fund's total return for the period from July 1, 2001 (commencement of operations) to June 30, 2004 was 19.59%, and does not reflect deduction of a sales load. If deduction of a sales load had been reflected, the total return for the period would have been lower. For the same period, the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index was 5.30%. The MSCI EAFE Index is an unmanaged, market capitalization weighted index that measures the performance of stocks from 20 countries in Europe, Australia, Asia and the Far East. The performance data for the MSCI EAFE Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses.

RISK FACTORS

Stock prices fluctuate

           Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Investments in foreign securities

           The Fund plans to invest principally in the securities of foreign issuers located in at least three and generally more countries in an effort to diversify exposure among countries. Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in countries other than the United States. Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries

Investments in mid-cap and small-cap companies

           Although the Fund may invest in companies of any capitalization, the Fund may invest a substantial amount of its assets in equity securities of mid-cap and small-cap companies, generally with market capitalizations of up to $6 billion. These investments may present greater opportunity for growth, but there are specific risks associated with investments in these companies, which include:

•	poor corporate performance, limited product lines, undeveloped markets and/or limited financial resources

•	less predictable returns, less publicly available information and little or no research by the investment community

•	reduced or zero liquidity and absence of exchange listings or dealers willing to make a market

•	increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over smaller, lesser-known companies

•	reliance, in many cases, on one or two key individuals for management

Developing markets risk

           Because the Fund may purchase securities of companies worldwide, it may purchase securities of issuers located in developing countries. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. The markets of developing countries may face the following additional risks, among others:

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

•	high concentration of investors and financial intermediaries

•	political and social uncertainties

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

•	overburdened infrastructure and obsolete or unseasoned financial systems

European Economic and Monetary Union ("EMU")

           Certain European countries have entered into EMU in an effort, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and has replaced the existing national currencies of all EMU participants. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros.

           Although EMU generally is expected to have a beneficial effect, it could affect the Fund negatively in certain situations. For example, withdrawal from EMU by a participating country could have a negative effect on the Fund's investments, if securities redenominated in euros are transferred back into that country's national currency. Any such withdrawal could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Limited liquidity

           The Fund is a closed-end investment company designed primarily for long-term investors. Interests in the Fund will not be traded on any securities exchange or other market. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in March and September. The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

           The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Therefore, it may force the Fund to sell assets it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Leverage; Borrowing

           The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

           If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

           The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

           The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's Interests, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

           To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

Reliance on key personnel of the Adviser

           The Fund's ability to identify and invest in attractive opportunities is dependent upon ReachCapital's team of portfolio managers. If one or more of them were to leave ReachCapital, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive Allocation

           The right to the Incentive Allocation may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the Fee. In addition, since the Incentive Allocation is generally calculated based on unrealized as well as realized gain on securities positions, the amount of the Incentive Allocation ordinarily will be greater than if it were based solely on realized gains. For an explanation of the Incentive Allocation calculation, see the section in this prospectus entitled "Management of the Fund -- Incentive Allocation."

Non-diversified status

           The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.

High portfolio turnover rate

           Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held. As a result, the Fund's portfolio turnover rate may be high. A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to investors.

Restricted and illiquid securities

           The Fund is permitted to invest without limitation in securities that may be restricted or illiquid, which may include so-called "PIPE" (private investments in public equity) securities. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted and other illiquid investments involve the risk that the securities cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses (including the Fee).

Use of derivatives

           The Fund is authorized to use derivative instruments to attempt to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective of long-term capital appreciation. Investing in derivative investments involves numerous risks. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

•	derivatives may change rapidly in value because of their inherent leverage

           All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Short selling

           Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on the Fund's portfolio

•	the Fund may not be able to close out a short portion at any particular time or at the desired price

•	the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Fund's ability to short stocks

Conflicts of interest

           UBSFA and ReachCapital, or their affiliates, provide investment advisory and other services to various entities. UBSFA and ReachCapital and certain of the investment professionals who are principals of or employed by UBSFA or ReachCapital or their affiliates also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by UBSFA, ReachCapital and their affiliates, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, UBSFA and ReachCapital and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

           There also may be circumstances under which UBSFA or ReachCapital will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which UBSFA or ReachCapital will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

           UBSFA or its affiliates may have an interest in other accounts managed by ReachCapital ("ReachCapital Accounts") on terms different than an interest in the Fund. In addition, ReachCapital may receive research products and services in connection with the brokerage services that UBSFA and its affiliates may provide from time to time to one or more ReachCapital Accounts or to the Fund. The ReachCapital Accounts may charge fees and may be subject to incentive allocations that are lower than the fees and allocations to which the Fund is subject.

Tax risk

           The Fund expects to be treated as a partnership for Federal income tax purposes. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

           Because the Fund may borrow money, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income or so-called "UBTI."

Distributions to investors and payment of tax liability

           The Fund has no present intention of making periodic distributions of its net income or gains, if any, to investors. Whether or not distributions are made, investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

USE OF PROCEEDS

           The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after each closing of the offering. The Fund will pay offering expenses estimated to be approximately $160,000 from the proceeds of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Capital appreciation

           The Fund's investment objective is to seek capital appreciation over the long term. No assurance can be given that the Fund will achieve its investment objective.

The Fund's investment objective is a fundamental policy

           The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors. Please see the SAI for additional fundamental policies of the Fund. The Fund's principal investment policies and strategies are listed below. The Fund may change any of these non-fundamental investment policies and strategies if the Fund's Board believes doing so would be consistent with the Fund's investment objective of capital appreciation over the long term.

Investing in mid-sized capitalization foreign issuers

           The Fund seeks to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States.

           The Adviser uses a valuation-driven approach with a focus on return on invested capital. It uses many different valuation tools (such as relative multiples), but generally will calculate the net present value of an issuer's future cash flows to help determine fair value. Since valuation is the principal factor, the portfolio should not be expected to have a style bias and may include (a) companies the Adviser believes have reasonable valuations and substantial growth potential and (b) value stocks in which a foreseeable catalyst is expected to realize that value. The Fund expects to short stocks of companies the Adviser believes have fundamental weaknesses, although no assurance can be given that the Fund will engage in short sales. The Fund may engage in short-term opportunistic trading to seek to generate incremental returns.

           The Fund may use various other investment techniques to attempt to hedge a portion of its investment portfolio against certain risks or to pursue its investment objective. In this regard, the Fund may use leverage and purchase and sell options on securities and stock indexes and other derivatives, subject to certain limitations described elsewhere in this Prospectus and in the SAI. The use of some of these investment techniques and instruments will be an integral part of the Fund's investment program, and involves certain risks which are described below. There can be no assurance that these techniques will be successful.

Borrowing; use of leverage

           The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. The use of borrowings involves a high degree of risk. See "Risk Factors--Leverage; Borrowing."

Derivatives

           The Fund is authorized, but is not required, to use financial instruments, known as derivatives, to attempt to hedge portfolio risk, for cash management and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset.

           The Fund may buy or sell put or call options on securities or indexes of securities. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value. The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

           The Fund may attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective. There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities and, from time to time, may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date) or currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Certain Portfolio Securities and Other Operating Policies--Foreign Securities" in the SAI.

Short selling

           The Fund may sell securities short. To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. See "Risk Factors--Short selling."

Potential for large positions

           As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund generally does not intend to invest more than 10% of its total assets in the securities of any one company. Market fluctuations could cause this limit to be exceeded.

Defensive measures

           The Fund, from time to time, may take temporary defensive positions in cash, high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

Other

           The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. The Fund also may lend portfolio securities. If entered into, the income earned from these practices can be used to offset the Fund's expenses. The Fund does not intend to use these practices in a manner that would adversely affect its ability to achieve its investment objective. Repurchase agreements and stock lending involve certain risks that are described in the SAI.

MANAGEMENT OF THE FUND

General

           The Fund's Board provides broad oversight over the affairs of the Fund.

           The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Directors, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement provides that, as the Fund's investment adviser, the Adviser shall be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser is entitled to receive the Incentive Allocation.

           The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019. The Adviser is a joint venture between UBSFA and ReachCapital. Within the joint venture, the Adviser employs a team of ReachCapital's investment professionals to manage the Fund's investment portfolio and employs UBSFA's personnel to oversee their activities.

           ReachCapital, a registered investment adviser under the Advisers Act, is controlled by Nigel Hart and Pieter Taselaar. ReachCapital commenced investment activities in February 2001.

           UBSFA is an indirect, wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. UBSFA is registered as an investment adviser under the Advisers Act. UBS Financial, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges. UBSFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Portfolio management

           The Fund's portfolio will be managed by a team of investment professionals employed by ReachCapital, primarily Nigel Hart and Pieter Taselaar. As of December 31, 2004, ReachCapital was controlled by Nigel Hart and Pieter Taselaar.

           Mr. Hart served as Senior Vice President and Portfolio Manager in the international investment division of Putnam Investments. From May 1997 to September 2000, Mr. Hart was co-manager of the Putnam International Voyager Fund, which, together with institutional accounts utilizing a substantially similar strategy, had approximately $3.5 billion in assets as of September 2000. Before joining Putnam, he was a fund manager at Hill Samuel Investment Advisers from 1991 to 1997. Mr. Hart is a graduate of the University of East Anglia in the United Kingdom, graduating with honors in Economics. He is also a Chartered Financial Analyst.

           Mr. Taselaar was a Senior Managing Director at ABN AMRO, New York from September 1998 to September 2000 and a Managing Director from 1994 to 1998, specializing in European equities. From 1990 to 1994, he was a Corporate Finance Analyst at ABN AMRO in Amsterdam. Mr. Taselaar holds a law degree from Leiden University, The Netherlands, and an MBA from Columbia University Graduate School of Business.

Administrator and Administrator Fee

           The Administrator provides administrative services to the Fund, including: providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.

           The Fund pays a monthly fee to the Administrator for administrative services at an annual rate of 1.25% of the Fund's net assets for the month, excluding assets attributable to the Administrator's capital account, the Adviser's capital account and the Special Advisory Account. The overall amount payable by the Fund and its investors, consisting of the Fee and the Incentive Allocation, is higher than those paid by most other registered investment companies. The Administrator pays a portion of the Fee to ReachCapital.

Incentive Allocation

           In addition to the Fee, the Adviser, in its capacity as the Special Advisory Member, is entitled to receive the Incentive Allocation. Generally, on December 31st each year, an amount equal to 20% of the net profits, if any, that would otherwise be credited to an investor's capital account for the period instead will be credited to the account of the Adviser. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions. The Incentive Allocation to which a tendering investor is subject will be adjusted appropriately in the case of partial tenders. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor. This is sometimes known as a "high water mark" calculation. The Incentive Allocation will be credited to the Adviser's Special Advisory Account. The Adviser will be under no obligation to return any Incentive Allocation previously allocated by the Fund. The calculation of the Incentive Allocation is complex. The Fund encourages you to consult with your tax or legal adviser regarding this calculation.

           The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interests in its capital account that it holds in its capacity as an investor in the Fund. The Adviser also is entitled to withdraw any amounts in its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

           Very few investment advisers to registered investment companies receive an Incentive Allocation similar to that to which the Adviser is entitled.

Other expenses of the Fund

           The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other services providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•	the costs and expenses of holding any meetings of the Board or investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

           The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional administrative and custodial services

           PFPC Inc. ("PFPC") performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by UBS Americas or its affiliates. In consideration for these services, the Fund and such other funds pays PFPC an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, not to exceed on an annual basis 0.15%, and will reimburse PFPC for out-of-pocket expenses.

           PFPC Trust Company, an affiliate of PFPC, acts as custodian for the Fund's assets.

INVESTOR QUALIFICATIONS

           Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in UBSFA's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign an investor certification before you may invest. If your investor certification is not received and accepted by UBS Financial by the applicable Closing Date, your order will not be accepted. Forms of investor certifications are included as Appendix B to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No right of redemption or transfer

           No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof. No public market exists for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

           Tendering or transferring investors may be subject to an Incentive Allocation, to the extent one would be owing, in respect of the amounts repurchased by the Fund or transferred, as the case may be.

Repurchases of Interests

           The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors (other than the Adviser in its capacity as the Special Advisory Member). These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from its investors twice each year, in March and September. The Directors also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

           The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser during such period.

           The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Summary of LLC Agreement--Term, Dissolution and Liquidation" in the SAI.

Determination of repurchase price

           The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or portion thereof based on the estimated net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the investor's capital account (including the Incentive Allocation) as of such date. The Fund's net asset value may change materially between the date a tender offer is mailed and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors--Limited liquidity."

Payment

           Repurchases of Interests or portions thereof from investors by the Fund may be made, in part or in whole, for cash or for securities of equivalent value, as determined in the discretion of the Board, and will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from investors. Payment of the purchase price for Interests tendered and accepted for purchase will be made promptly (within five business days) after the last day of the month in which the tender offer expires (the "calculation date") in cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering investors on a pari passu basis and/or the promissory note referred to below. Generally, payment will consist of, first, cash and/or securities (the "initial payment") in an aggregate value equal to at least 90% of the estimated unaudited net asset value of the Interests tendered determined as of the calculation date and, second, a promissory note that will bear no interest (unless otherwise approved by the Board) and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the calculation date over (b) the initial payment. The note would be issued promptly after the calculation date and would be payable generally no later than sixty (60) days after the end of the fiscal year. In some instances, payment of the purchase price will not include an initial payment of cash or securities but will consist solely of the note. The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes.

           Investors would incur expenses in connection with disposing of any securities distributed by the Fund and would be subject to market risk in respect of these securities until the investor disposes of them. Before redeeming any securities in-kind, the Fund would consider the fairness of this practice to remaining investors.

           An investor who tenders its entire Interest to the Fund for repurchase generally will have a taxable event. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, will be recognized only after the tendering investor has received full payment under the promissory note.

Consequences of repurchase offers

           The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

           Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

CALCULATION OF NET ASSET VALUE

           The Fund will compute its net asset value as of the close of business of each "fiscal period" (as defined under "Capital Accounts"). Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable, securities will be valued at fair value as determined under the direction of, and in accordance with, procedures approved by the Fund's Board. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its Interests at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors. Fair values assigned to the Fund's investments also will affect the amount of the Fee and Incentive Allocation. See "Risk Factors--Incentive Allocation." All fair value determinations by the Adviser are subject to ratification by the Board.

           Expenses of the Fund, including the Fee and the costs of any borrowings, and the Incentive Allocation are taken into account for the purpose of determining net asset value. See "Risk Factors--Incentive Allocation."

CAPITAL ACCOUNTS

General

           The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor's initial contribution to the capital of the Fund. Each investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below. Similarly, each investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor's capital account. To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

           Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

           The Fund will maintain a Special Advisory Account for the Adviser solely for the purpose of receiving the Incentive Allocation, as described above.

Allocation of Net Profits and Net Losses

           Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages, such as withholding taxes or other tax obligations.

           Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years. Under the Fund's LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains or losses, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor, to the extent that its capital account exceeds or is less than its Federal income tax basis in its Interest. The LLC Agreement provides for a similar special allocation of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member.

Allocation of Special Items—Certain Withholding Taxes and Other Expenditures

           Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

Reserves

           Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

           Each investor has the right to cast a number of votes based on the value of such investor's capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors. Except for the exercise of their voting privileges, investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES

           The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

           The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

           Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

           The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

           Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors.

           The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

           Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

           As an entity classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

PLAN OF DISTRIBUTION

General

           UBS Financial acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. UBS Financial intends to compensate UBS Financial's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Interests and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or UBS Financial may reasonably request. Compensation to such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced as well as the investment results, using the Incentive Allocation as a benchmark, attributable to the clients' assets in the Fund (the "Servicing Compensation"). The maximum underwriting compensation to be paid to underwriters and related persons in connection with the offering, including the sales load and Servicing Compensation, will not exceed 8% of the gross proceeds of the Interests sold.

           Neither UBS Financial nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

           Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors. The purchase amount will be released from the escrow account once the investor's order is accepted, and the interest borne on the amount while in escrow will be credited to the investor's brokerage account.

           The Fund has agreed to indemnify UBS Financial, its affiliates, the Adviser and certain other persons against certain liabilities under the Securities Act.

           The principal business address for UBS Financial is 1285 Avenue of the Americas, New York, New York 10019.

Purchase terms

           Sales of Interests will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before a Closing Date. Investors may pay to UBS Financial a sales load of up to 2%. The amount of the sales load to which an investor will be subject will be determined by the investor and its broker-dealer, subject to a maximum of 2%. If you want to be subject to a lower sales load, you should speak with your financial advisor. Generally, the stated minimum initial contribution to the capital of the Fund from each investor is $250,000, which minimum may be waived, but not below $25,000 (inclusive of placement fee). If you want to purchase less than $250,000 in Interests, you should speak with your financial advisor. In granting any waiver, consideration is given to various factors, including the investor's overall relationship with UBS Financial, the investor's holdings in other funds affiliated with UBS Financial, and such other matters as UBS Financial may consider relevant at the time. UBS Financial's financial advisors will receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. The Fund may vary the investment minimum from time to time.

           The LLC Agreement is annexed as Appendix A to this prospectus and each new investor will be bound by all of its terms by executing the applicable investor certification form included as Appendix B to this prospectus.

Additional sales

           From time to time, the Fund may sell additional Interests to Qualified Investors. In deciding whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional contribution to the capital of the Fund is $25,000. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $25,000.

GENERAL INFORMATION

           The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware, under the name UBS PW Tamarack International Fund, L.L.C., on February 14, 2001 and commenced operations on July 1, 2001. The Fund's address is c/o UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019 and its telephone number is (212) 713-2000.

TABLE OF CONTENTS OF THE SAI

Page

Additional Investment Policies	1
Repurchases and Transfers of Interests	6
Directors	8
Code of Ethics	11
Proxy Voting Policies and Procedures	11
Investment Advisory Services; Administration Services	13
Conflicts of Interest	14
Tax Aspects	17
ERISA Considerations	32
Brokerage	33
Independent Registered Public Accounting Firm and Legal Counsel	34
Custodian	34
Summary of LLC Agreement	34
Other Information	37
Financial Statements	37

APPENDIX A

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

                      THIS LIMITED LIABILITY COMPANY AGREEMENT of UBS PW Tamarack International Fund, L.L.C. (the "Fund") is dated and effective as of February 14, 2001 by and among the Organizational Member, PWAdmin and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

                      WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of February 14, 2001 and filed with the Secretary of State of the State of Delaware on February 14, 2001;

                      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

                     For purposes of this Agreement:

                     Administration Fee means the fee paid to PWAdmin out of the Fund's assets, and debited against Members' Capital Accounts, for PWAdmin Services.

                      Adviser means PW Tamarack Management, L.L.C. or any affiliate thereof or successor thereto.

                     Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                      Affiliate means affiliated person as such term is defined in the 1940 Act.

                     Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

                     Allocation Change means, with respect to each Member for each Allocation Period, the difference between:

(1)	the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Administration Fees; and

(2)	the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

                     Allocation Period means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

(1)	December 31st of each year;

(2)	the date of a final distribution pursuant to Section 6.2 hereof;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

(4)	the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership);

(5)	the day as of which the status of the Adviser as the Special Advisory Member is terminated pursuant to Section 4.1(a) hereof;

(6)	the day preceding any day as of which such Member becomes a Special Member; or

(7)	the day on which such Member ceases to be a Special Member.

                     Board means the Board of Directors established pursuant to Section 2.6 hereof.

                     Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

                     Capital Percentage means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

                     Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

                     Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

                     Closing Date means the first date on or as of which a Member other than the Organizational Member, PWAdmin or the Special Advisory Member is admitted to the Fund.

                     Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

                     Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

                     Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

                     Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

                     Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

                     Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

                     Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

                     Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

                     Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

                     Incentive Allocation means, with respect to any Member, other than a Special Member, 20% (and, as respects a Special Member, such percentage as the Adviser shall have agreed with such Special Member) of the amount, determined as of the close of each Allocation Period with respect to such Member (appropriately adjusted for any partial repurchases or partial Transfers of Interests), by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

                     Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

                     Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Adviser or any other insurance policy, the benefits of which are payable to the Fund.

                     Interest means the entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

                     Investment Advisory Agreement means the investment advisory agreement entered into between the Adviser and the Fund, as from time to time in effect.

                     Loss Recovery Account means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

(1)	As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

(2)	The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or Transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

                     No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

                     Member means any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) until the Fund repurchases the entire Interest of such person pursuant to Section 4.6 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

                     Negative Allocation Change has the meaning given such term in the definition of Allocation Change.

                     Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

                     Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)	any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

                     1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                     1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                     Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

                     Organizational Member means Mitchell A. Tanzman.

                     Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

                     Positive Allocation Change has the meaning given such term in the definition of Allocation Change.

                     PWAdmin means PW Fund Advisor, L.L.C. or any successor thereto, in its administrative capacity under the agreement contemplated by Section 3.8(a) hereof. PWAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act. PWAdmin also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

                     PWAdmin Services means such administrative services as PWAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

                     Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

                     Special Advisory Account means a Capital Account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3(e) hereof to which amounts are credited under Section 5.8(a) hereof.

                     Special Advisory Member means the Adviser in its capacity as the investment adviser to the Fund.

                     Special Member means such Members as the Adviser shall determine from time to time, in its sole discretion, to be key employees, or directors of the Adviser and its affiliates, and members of their immediate families, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

                     Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

                     Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                     Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

                     2.1 Formation of Limited Liability Company.

                     The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

                     2.2 Name.

                     The name of the Fund shall be "UBS PW Tamarack International Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

                     2.3 Principal and Registered Office.

                     The Fund shall have its principal office at the principal office of PWAdmin, or at such other place designated from time to time by the Board.

                     The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

                     2.4 Duration.

                     The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

                     2.5 Business of the Fund.

                     (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of PWAdmin be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

                     (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

                     2.6 The Board.

                     (a) The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

                     (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

                     (c) If no Director remains, PWAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

                     2.7 Members.

                     The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject requests to purchase Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of PWAdmin and the Organizational Member hereby is admitted as a Member on the date hereof.

                     2.8 Special Advisory Member.

                     Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

                     2.9 Organizational Member.

                     Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

                     2.10 Both Directors and Members.

                     A Member may at the same time be a Director and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

                     2.11 Limited Liability.

                     Except as otherwise provided under applicable law, no Member, Director or Special Advisory Member shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, PWAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by PWAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.

ARTICLE III

MANAGEMENT

                     3.1 Management and Control.

                     (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and PWAdmin shall continue to provide the PWAdmin Services to the Fund.

                     (b) Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

                     (c) Members (other than PWAdmin, and the Adviser if it should become a Member, other than the Special Advisory Member) shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                     (d) The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

                     3.2 Actions by the Board.

                     (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

                     (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

                     (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

                     3.3 Meetings of Members.

                     (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

                     (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                     (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

                     3.4 Custody of Assets of the Fund.

                     The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

                     3.5 Other Activities of Members (Including PWAdmin), Directors and the Adviser.

                     (a) None of the Directors, PWAdmin nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

                     (b) Any Member (including PWAdmin), Director or the Adviser, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member, Director, the Adviser or Affiliates of any of them, or any profits derived therefrom.

                     3.6 Duty of Care.

                     (a) The Directors, PWAdmin, including any officer, director, member, partner, principal, employee or agent of PWAdmin, and the Adviser, including any officer, director, member, principal, employee or agent of the Adviser and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

                     (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

                     3.7 Indemnification.

                     (a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including for this purpose each affiliate (including PWAdmin), officer, director, member, partner, principal, employee or agent of the Adviser or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Adviser or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, the Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by PWAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

                     (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                     (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                     (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

                     (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                     (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

                     3.8 Fees, Expenses and Reimbursement.

                     (a) So long as PWAdmin (or its affiliates) provides PWAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

                     (b) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

                     (c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by PWAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

(3)	the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, PWAdmin or the Directors;

(6)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(7)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

(8)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(9)	fees of custodians and other persons providing administrative services to the Fund; and

(10)	such other types of expenses as may be approved from time to time by the Board.

                     The Adviser and PWAdmin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

                     (d) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV

TERMINATION OF STATUS OF ADVISER AND DIRECTORS; TRANSFERS AND REPURCHASES

                     4.1 Termination of Status of the Adviser.

                     The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

                     4.2 Termination of Status of a Director.

                     The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

                     4.3 Removal of the Directors.

                     Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

                     4.4 Transfer of Interests of Members.

                     (a) An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

                     (b) Each transferring Member shall indemnify and hold harmless the Fund, the Directors, PWAdmin, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

                     4.5 Transfer of Interests of Special Advisory Member.

                      The Adviser may not Transfer its Interest as the Special Advisory Member.

                     4.6 Repurchase of Interests.

                     (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                     The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

                     (b) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.

                     (c) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Capital Account. Not later than 30 days after the receipt of such notice, the Board shall cause such tendered portion of the Capital Account to be repurchased by the Fund for cash.

                     (d) The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)	such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

                     (e) Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

ARTICLE V

CAPITAL

                     5.1 Contributions to Capital.

                     (a) The minimum initial contribution of each Member (other than PWAdmin and the Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

                     (b) The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

                     (c) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

                     5.2 Rights of Members to Capital.

                     No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

                     5.3 Capital Accounts.

                     (a) The Fund shall maintain a separate Capital Account for each Member.

                     (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

                     (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

                     (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

                     (e) The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member to which amounts shall be credited pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

                     (f) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

                     5.4 Allocation of Net Profit and Loss.

                     As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

                     5.5 Allocation of Insurance Premiums and Proceeds.

                     (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

                     (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

                     5.6 Allocation of Certain Withholding Taxes and Other Expenditures.

                     (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

                     (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

                     5.7 Reserves.

                     (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to PWAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

                     (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

                     (c) If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

                     5.8 Incentive Allocation.

                     (a) So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member (other than PWAdmin and the Adviser) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited to the Special Advisory Account, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Adviser to the Fund within 90 days after the close of such Allocation Period.

                     (b) By the last business day of the month following the date on which any amounts are credited to the Special Advisory Account pursuant to Section 5.8(a) above, the Special Advisory Member may withdraw up to 100% of any such amounts (computed on the basis of unaudited data) that were credited to the Special Advisory Account. Within 30 days after the completion of the audit of the Fund's books for the year in which any such amounts were credited to the Special Advisory Account, the Fund shall pay to the Special Advisory Member any additional amounts determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amounts that were credited to the Special Advisory Account.

                     5.9 Tax Allocations.

                     For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                     If the Fund realizes capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such gain or loss to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

                     Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains (including short-term capital gains) for Federal income tax purposes in any Fiscal Year with respect to which any amounts are credited to the Special Advisory Account under Section 5.8(a) hereof, the Board (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member up to an amount by which the sum total of any such credited amounts exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws any such credited amounts under Section 5.8(b) hereof.

                     5.10 Distributions.

                     (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

                     (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

                     (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members (including PWAdmin), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

                     5.11 Allocation of Organizational Expenses.

                     (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

                     (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE V1

DISSOLUTION AND LIQUIDATION

                     6.1 Dissolution.

                     (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)	upon the failure of Members to approve of successor Directors at a meeting called by PWAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

(3)	upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Adviser to dissolve the Fund;

(5)	upon termination of the Investment Advisory Agreement; or

(6)	as required by operation of law.

                     Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

                     6.2 Liquidation of Assets.

                     (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis;

(3)	the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and

(4)	the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(4).

                     (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                     7.1 Accounting and Reports.

                     (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

                     (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

                     (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

                     7.2 Determinations By the Board.

                     (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by PWAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

                     (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

                     7.3 Valuation of Assets.

                     (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                     (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

                     8.1 Amendment of Limited Liability Company Agreement.

                     (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) PWAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

                     (b) Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member or the Special Advisory Account other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

                     (c)By way of example only, the Board, and PWAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

                     (d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

                     8.2 Special Power of Attorney.

                     (a) Each Member hereby irrevocably makes, constitutes and appoints PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

                     (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

                     (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of PWAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

                     8.3 Notices.

                     Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

                     8.4 Agreement Binding Upon Successors and Assigns.

                     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

                     8.5 Applicability of 1940 Act and Form N-2.

                     The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

                     8.6 Choice of Law; Arbitration.

                     (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

                     (b) Each Member and the Special Advisory Member agree to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

                     (c) Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

                     (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

                     8.7 Not for Benefit of Creditors.

                     The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members (including PWAdmin), Directors, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

                     8.8 Consents.

                     Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

                     8.9 Merger and Consolidation.

                     (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                     (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

                     8.10 Pronouns.

                     All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

                     8.11 Confidentiality.

                     (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

                     (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

                     (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

                     (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

                     8.12 Certification of Non-Foreign Status.

                     Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

                     8.13 Severability.

                     If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

                     8.14 Entire Agreement.

                     This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

                     8.15 Discretion.

                     To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

                     8.16 Counterparts.

                     This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

                     8.17 Tax Matters Partner.

                      PWAdmin hereby is designated as the "tax matters partner" under the Code for the Fund.

                     THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES A-27-A-28 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGE A-29.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:

/s/ Mitchell A. Tanzman
Mitchell A. Tanzman

PW FUND ADVISOR, L.L.C.:

By:     /s/ Daniel Archetti
Name: Daniel Archetti
Title:   Authorized Person

PW TAMARACK MANAGEMENT, L.L.C.

By:     /s/ Daniel Archetti
Name: Daniel Archetti
Title:   Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ Meyer Feldberg Meyer Feldberg, Director /s/ George W. Gowen George W. Gowen, Director /s/ Stephen H. Penman Stephen H. Penman, Director

SCHEDULE I

Directors

Name and Address

Meyer Feldberg
c/o Columbia University
101 Uris Hall
New York, New York 10027

George W. Gowen
666 Third Avenue
New York, New York 10017

Stephen H. Penman
c/o Columbia Business School
612 Uris Hall
New York, New York 10027

Appendix B

UBS Wealth Management

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS TAMARACK INTERNATIONAL FUND, L.L.C. PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.
Please promptly return completed, executed Investor Certification to the Alternative Investment Group via Fax: (212) 969-7673 or (212) 969-7721 OR Mail: UBS Financial Services Inc., Alternative Investment Group, 1285 Ave. of the Americas - 37th Floor, New York, NY 10019.
Generally, this Investor Certification must be received by the 24th of the month in order to invest in the Fund's next monthly closing.

UBS TAMARACK INTERNATIONAL FUND, L.L.C. INVESTOR CERTIFICATION

This certificate relates to UBS Tamarack International Fund, L.L.C. (the "Fund") and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Redemptions, Repurchases of Interests and Transfers" provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under the ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates, (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including the pre-dispute arbitration clause in Section 8.6 on pages A-27-A-28 of the Agreement and its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus dated February 25, 2005. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

|_| Please check this box if this is an additional investment in the Fund.

UBS Account Number:	|_|_| |_|_|_|_|_| |_|_|

SSN/TAX ID Number:	|_|_|_| |_|_| |_|_|_|_|

Signature Required

Investor Signature:                                                         Date:

Print Investor Name:

Print Financial Advisor Name:

Financial Advisor Telephone Number:                                               Division:

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraisal value of the property as determined by an institutional lender, net of current encumbrances upon the property.

UBS Wealth Management

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS TAMARACK INTERNATIONAL FUND, L.L.C. PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to the Alternative Investment Group via Fax: (212) 969-7673 or (212) 969-7721 OR Mail: UBS Financial Services Inc., Alternative Investment Group, 1285 Ave. of the Americas - 37th Floor, New York, NY 10019. Generally, this Investor Certification must be received by the 24th of the month in order to invest in the Fund's next monthly closing.

UBS Tamarack International Fund, L.L.C. - InfoNet Investor Certification

This certificate relates to UBS Tamarack International Fund, L.L.C. (the "Fund") and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Redemptions, Repurchases of Interests and Transfers" provisions in the prospectus.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under the ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates, (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I confirm that with respect to the information maintained by UBS Financial Services Inc. regarding my portfolio, the investment objective and risk profile applicable to that portion of my portfolio invested in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including the pre-dispute arbitration clause in Section 8.6 on pages A-27-A-28 of the Agreement and its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus dated February 25, 2005. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

UBS Account Number:	|_|_| |_|_|_|_|_| |_|_|

SSN/TAX ID Number:	|_|_|_| |_|_| |_|_|_|_|

Signature Required

Investor Signature:                                                         Date:

Print Investor Name:

|_| Please check this box if this is an additional investment in the Fund.

For Financial Advisors Only: By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.

FA Name:                              FA Signature:                              Date:                 FA Tel #:                 Division:

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraisal value of the property as determined by an institutional lender, net of current encumbrances upon the property.

STATEMENT OF ADDITIONAL INFORMATION

UBS TAMARACK INTERNATIONAL FUND, L.L.C.

1285 Avenue of the Americas
New York, New York 10019
(212) 713-9036
toll-free (800) 486-2608
____________________

February 25, 2005

____________________

           This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of UBS Tamarack International Fund, L.L.C. (the "Fund"), dated February 25, 2005. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

Page

Additional Investment Policies	1

Repurchases and Transfers of Interests	6

Directors	8

Code of Ethics	11

Proxy Voting Policies and Procedures	11

Investment Advisory Services; Administration Services	13

Conflicts of Interest	14

Tax Aspects	17

ERISA Considerations	32

Brokerage	33

Independent Registered Public Accounting Firm and Legal Counsel	34

Custodian	34

Summary of LLC Agreement	34

Other Information	37

Financial Statements	37

ADDITIONAL INVESTMENT POLICIES

           The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

           The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

           With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

           The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

           The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities

           General. The Fund invests in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares ("GDRs") and other forms of depositary receipts. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors—Investments in foreign securities."

           The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when UBS Tamarack Management, L.L.C. (the "Adviser") anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio. The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. There can be no assurance that the Fund will engage in these strategies or that these strategies will be successful. See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Special Investment Techniques."

European Economic and Monetary Union ("EMU"). Certain European countries have entered into EMU in an effort, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and has replaced the existing national currencies of all EMU participants. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros.

           Although EMU generally is expected to have a beneficial effect, it could affect the Fund negatively in certain situations. For example, withdrawal from EMU by a participating country could have a negative effect on the Fund's investments, if securities redenominated in euros are transferred back into that country's national currency. Any such withdrawal could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Money Market Instruments

           The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Reverse Repurchase Agreements

           Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

Special Investment Techniques

           The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund's investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities. To the extent necessary to comply with SEC staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

           Derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

           Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

           If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Options. The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. It is the position of the SEC staff that over-the-counter options and the securities used to cover them are illiquid. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

           The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

           A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

           The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

           Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

           Swap Agreements. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

           The Fund may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

           Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

           Call And Put Options On Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to correctly predict movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

Lending Portfolio Securities

           The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' cash collateral. Interest earned may offset, and thus reduce, Fund expenses. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund does not intend to lend portfolio securities in pursuit of capital appreciation.

When-Issued, Delayed Delivery and Forward Commitment Securities

           To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

           Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

           The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

•	such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

•	ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

           The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor. The Adviser also is entitled to withdraw its interests from its Special Advisory Account (as defined herein under "Summary of LLC Agreement—Investor Interests") at the times described under "Management of the Fund—Incentive Allocation" in the Fund's prospectus.

Transfers of Interests

           No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership. By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed Investor Certification.

           Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

           The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, UBS Fund Advisor, L.L.C. ("UBSFA"), each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

DIRECTORS

           The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

           The Directors are not required to contribute to the capital of the Fund or hold Interests in the Fund. All of the Directors are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

           The identity of the Directors and brief biographical information regarding each Director is set forth below.

--------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                     Portfolios
                                                                                       in Fund
                                                                                       Complex      Other Trusteeships/
                                Term of Office                                        Overseen     Directorships Held by
Name, Age, Address and          and Length of        Principal Occupation(s)             by        Director Outside Fund
Position(s) with Fund            Time Served           During Past 5 Years            Director1           Complex
--------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------

Meyer Feldberg (62)           Term -- Indefinite  Dean and Professor of Management        36            Director of:
UBS Financial Services Inc.      Length--since    of the Graduate School of Business,                  Primedia, Inc.,
1285 Avenue of the Americas    Commencement of    Columbia University                               Federated Department
New York, NY 10019                Operations                                                            Stores, Inc.,
Director                                                                                           Revlon, Inc., Select
                                                                                                  Medical, Inc. and SAPPI
                                                                                                            Ltd.
--------------------------------------------------------------------------------------------------------------------------

George W. Gowen (74)          Term -- Indefinite  Law partner of Dunnington, Bartholow    14               None
UBS Financial Services Inc.      Length--since    & Miller
1285 Avenue of the Americas    Commencement of
New York, NY 10019                Operations
Director
--------------------------------------------------------------------------------------------------------------------------

Stephen H. Penman (57)        Term -- Indefinite  Professor of Financial Accounting of    14               None
UBS Financial Services Inc.      Length--since    Graduate School of Business,
1285 Avenue of the Americas      July 1, 2004      Columbia University
New York, NY 10019
Director
--------------------------------------------------------------------------------------------------------------------------
                                                OFFICER(S) WHO ARE NOT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------

Richard Sipes (58)(2)         Term -- Indefinite  Executive Vice President of UBS         N/A               N/A
UBS Financial Services Inc.      Length--since    Financial Services Inc.
1285 Avenue of the Americas    February 8, 2005   Deputy Head of Wealth Management
New York, New York 10019                          International for UBS AG from
Principal Executive Officer                       August 2002-December 2003
                                                  Co-head of UBS AG's Wealth
                                                  Management & Business Banking
                                                  Group's European wealth management
                                                  business from December 2000-July
                                                  2002
                                                  Prior to December 2000, Director
                                                  of products and trading for
                                                  PaineWebber Incorporated
--------------------------------------------------------------------------------------------------------------------------

Michael Mascis (37)           Term -- Indefinite  First Vice President of UBS Financial   N/A               N/A
UBS Financial Services Inc.      Length--since    Services Inc. since July 2002
1285 Avenue of the Americas    Commencement of    Prior to July 2002, Partner of
New York, NY 10019                Operations      Arthur Andersen LLP
Principal Accounting Officer
and Secretary
--------------------------------------------------------------------------------------------------------------------------

Frank S. Pluchino (45)        Term -- Indefinite  Assistant Director of Compliance        N/A               N/A
UBS Financial Services Inc.      Length--since    of UBS Financial Services Inc.
1285 Avenue of the Americas    December 8, 2004   since 2003
New York, NY 10019                                Prior to 2003, Chief Compliance
Interim Chief Compliance                          Officer of LibertyView Capital
Officer                                           Management, Inc., an investment
                                                  adviser, and LibertyView
                                                  Alternative Asset Management,
                                                  Inc., an NASD broker-dealer
--------------------------------------------------------------------------------------------------------------------------

1 Of the 36 funds/portfolios in the complex as of December 31, 2004, 22 are advised by an affiliate of UBS Financial Services Inc. and 14 comprise UBS Financial Services' Alternative Investment Group of Funds.

2 Effective February 7, 2005, Mitchell A. Tanzman resigned as Principal Executive Officer of the Fund. On February 8, 2005, Richard Sipes became Principal Executive Officer of the Fund for an indefinite term.

           The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

           The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are Meyer Feldberg, George W. Gowen and Stephen H. Penman, constituting all of the Independent Directors of the Fund. Professor Penman currently is the Chairman of the Audit Committee. The function of the Audit Committee, pursuant to its adopted written charter, is (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund's independent auditors and review the independent auditors' qualifications and independence and the performance of the independent auditors. The Audit Committee met three times during the fiscal year ended December 31, 2004.

           The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate, and met once during the fiscal year ended December 31, 2004.

           The following table sets forth the dollar range of each Director's ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2004.

                                                            Aggregate Dollar Range of Equity
                                                             Securities of All Registered
                              Dollar Range of Equity         Investment Companies Overseen
     Name of Director         Securities of the Fund        by the Director in Fund Complex
     ----------------         ----------------------        -------------------------------

     Meyer Feldberg                   None                              Over $100,000
     George W. Gowen                  None                                   None
     Stephen H. Penman                None                                   None

           As of December 31, 2004, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation

                                                                    Total Compensation from
                                     Aggregate Compensation        Fund and Fund Complex Paid
                                         from the Fund                  to Board Members
                                   For the Calendar Year Ended     For the Calendar Year Ended
Name and Position with Fund            December 31, 2004                December 31, 2004
---------------------------            -----------------                -----------------

Meyer Feldberg                              $7,500                        $249,000 (36)*
Director

George W. Gowen                             $7,500                        $110,000 (14)*
Director

Stephen H. Penman**                         $2,375                         $35,500 (14)*
Director

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director serves.

** Effective July 1, 2004, Professor Penman joined the Board as an Independent Director.

           The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, and $250 in the case of telephonic meetings, by the Fund. In addition, the chairman of the Audit Committee also receives an additional annual fee of $7,500, split equally among the funds in UBS Financial's Alternative Investment Group, including the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

           The Alternative Investment Group of UBS Financial has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund, the Adviser and UBS Financial and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

           The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Reach Capital Management, L.L.C. ("ReachCapital"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines"). The Voting Guidelines provide as follows:

•	In voting proxies, ReachCapital is guided by general fiduciary principles. ReachCapital's goal is to act prudently, solely in the best interest of the Fund.

•	ReachCapital attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	ReachCapital, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

           ReachCapital applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between ReachCapital's interests and those of its clients before voting proxies on behalf of such clients. ReachCapital relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	ReachCapital's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ReachCapital with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ReachCapital's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•	Such designated persons work with appropriate personnel of ReachCapital to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence ReachCapital's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. ReachCapital shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, ReachCapital may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, such designated persons will work with appropriate personnel of ReachCapital to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from the Fund's board of directors before voting;

•	suggesting to the Fund that it engage another party on behalf of the Fund to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	ReachCapital shall maintain a written record of the method used to resolve a material conflict of interest.

           Information regarding how ReachCapital (and thus the Adviser) voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (212) 713-9036 or toll-free at (800) 486-2608, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

           The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 14, 2001 ( the "Investment Advisory Agreement").

           The Adviser was formed as a Delaware limited liability company on February 14, 2001 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The offices of the Adviser are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800)-486-2608. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 1285 Avenue of the Americas, New York, New York 10019.

           The Adviser is a joint venture between UBSFA and ReachCapital. UBSFA is the managing member of the Adviser and oversees the Adviser's provision of investment advice and day-to-day management to the Fund. ReachCapital provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund.

           Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Fund's full Board and by the Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Adviser at a meeting held in person on February 14, 2001, and also was approved on such date by the Fund's Organizational Member, as defined in the LLC Agreement. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The term of the Investment Advisory Agreement continues in effect from year to year if its continuance is approved annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

           When last evaluating the Investment Advisory Agreement on February 8, 2005, the Independent Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. The Independent Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund. The Independent Directors also reviewed, among other things, the nature of the services to be provided by the Adviser, including its investment process, the proposed fees to be charged by the Adviser for its services, including a comparative analysis of fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Independent Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser's personnel had sufficient expertise to manage the Fund. The Independent Directors reviewed the performance of the Fund and compared that performance to the performance of the comparable funds presented by the Adviser and determined that the performance was consistent with that of the comparable funds. The Independent Directors also compared the volatility of the Fund to the comparable funds presented and determined that the volatility was not out of line with the comparable funds. The Independent Directors also considered the fees being charged to the Fund as compared to those charged to other similar third-party funds as well as the fees charged by the Adviser and its affiliates for other alternative products. The Independent Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers. The Independent Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Independent Directors determined that the fees were reasonable. The Independent Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

           The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

           During the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Fund paid $4,270,372, $2,133,832 and $1,454,791, respectively, to the Adviser pursuant to the Investment Advisory Agreement.

The Administrator

           During the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Fund paid $365,349, $168,363 and $149,956, respectively, to the Administrator pursuant to the Administration Agreement.

CONFLICTS OF INTEREST

UBSFA

           UBSFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "UBSFA Clients"). The Fund has no interest in these activities. UBSFA and its officers or employees who assist UBSFA in its oversight of the Adviser are engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and UBSFA Clients. UBSFA and its officers and employees devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

           UBS Financial or its affiliates may provide brokerage and other services, including engaging in agency transactions, from time to time to one or more accounts or entities, including the Fund, managed by ReachCapital or one of its affiliates and may receive compensation for providing these services.

           UBS Financial and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with ReachCapital and others involved with ReachCapital, or with parties adverse to ReachCapital.

ReachCapital

           ReachCapital and certain of the investment professionals who are principals of or employed by ReachCapital or its affiliates (collectively with ReachCapital, the "ReachCapital Managers") carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts ("ReachCapital Accounts"). The Fund has no interest in these activities. ReachCapital and the investment professionals who, on behalf of the Adviser, manage the Fund's investment portfolio are engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the ReachCapital Accounts. Such persons devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

           ReachCapital and its affiliates may engage in certain research activities through which, and its representatives may sit on the boards of certain companies, as a result of which, the Adviser may acquire confidential or material non-public information with respect to certain companies. As a result, the Adviser may be restricted from engaging in transactions involving those company's securities on behalf of the Fund.

Participation in Investment Opportunities

           The Adviser employs an investment program for the Fund that is substantially similar to the investment program employed by the ReachCapital Managers for some of the ReachCapital Accounts. Accordingly, as a general matter, the Adviser considers participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the ReachCapital Managers for the ReachCapital Accounts. There may be, however, circumstances under which the ReachCapital Managers may cause one or more ReachCapital Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the ReachCapital Managers may consider participation by the ReachCapital Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

           The Adviser evaluates for the Fund, and it is anticipated that the ReachCapital Managers will evaluate for each ReachCapital Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a ReachCapital Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; (5) the investment strategy of the particular entity or account; and (6) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the ReachCapital Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the ReachCapital Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund differ from those of the ReachCapital Accounts. Accordingly, prospective investors should note that the future performance of the Fund and the ReachCapital Accounts may vary.

           When the Adviser and the ReachCapital Managers determine that it would be appropriate for the Fund and one or more ReachCapital Accounts to participate in an investment opportunity at the same time, they attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the ReachCapital Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the ReachCapital Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

           Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the ReachCapital Managers for the ReachCapital Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the ReachCapital Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the ReachCapital Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the ReachCapital Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

           The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of UBSFA or ReachCapital, or by the ReachCapital Managers for the ReachCapital Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

           Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more ReachCapital Accounts, except for accounts in which ReachCapital or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from ReachCapital's or any affiliate's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a ReachCapital Account to sell, or the Fund to sell and a ReachCapital Account to purchase, the same security or instrument on the same day.

           Future investment activities of UBSFA or ReachCapital, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

           The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

           This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

           Each prospective investor should consult with its own tax adviser in order fully to understand the Federal, state, local and foreign income tax consequences of an investment in the Fund.

           In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

           Classification of the Fund. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

           Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund are not traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund is not eligible for any of those safe harbors.

           The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

           Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

           As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

           Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

           Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's net capital gains or losses, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its interest in the Fund. The LLC Agreement provides for an equivalent special allocation of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member. There can be no assurance that, if the Adviser makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining investors would be increased.

           Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property under Code Section 734 in connection with distributions of partnership property to a partner and under Code Section 743 in connection with transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of an investor, the Adviser, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Adviser does not presently intend to make such election.

           Under recently enacted legislation, a downward adjustment to the basis of partnership property under Code Section 734 is required in the case of a distribution of cash or property by a partnership to a partner with respect to which there is a "substantial basis reduction". A substantial basis reduction occurs in connection with a distribution of cash or property by a partnership to a partner if the distribution would result in a downward adjustment of more than $250,000 to the basis of partnership property under Code Section 734 if an election under Code Section 754 were in effect. For example, a substantial basis reduction will occur, and, accordingly, the Fund will be required to reduce the basis of its property, if an investor recognizes a loss in an amount greater than $250,000 upon the tender of its entire Interest in the Fund for repurchase. The recently enacted legislation further provides generally for mandatory downward adjustments to the basis of partnership property under Code Section 743 in the case of a transfer of a partnership interest if the partnership has a "substantial built-in loss" immediately after such transfer. A substantial built-in loss exists if the partnership's adjusted basis in its property exceeds the fair market value of the property by more than $250,000. The legislation provides that an "electing investment partnership" is not treated as having a substantial built-in loss, and thus is not required to make basis adjustments to partnership property under Code Section 743, in the case of a transfer of a partnership interest. The Fund does not anticipate that it will qualify as an electing investment partnership.

           The Adviser decides how to report the Fund's tax items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. UBSFA is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors. In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to the Fund's tax items.

Tax Consequences to a Withdrawing Investor

           An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor (consisting of the 90% cash payment and the principal payment under the note) and such investor's adjusted tax basis in its Interest. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received payment under the note. This capital gain or loss will be short-term or long-term depending upon the investor's holding period for its Interest in the Fund. Regulations provide that an investor will have a divided (that is, fragmented) holding period for its Interest if the investor makes contributions to the Fund at different times. Under the Regulations, each time the investor makes a contribution to the Fund, the investor will have a new holding period for that portion of its Interest determined by a fraction, the numerator of which is the amount of the contribution and the denominator of which is the investor's capital account immediately after the contribution. Certain cash contributions, if made within one year of a cash distribution, can be netted against the distribution. If the investor recognizes capital gain or loss in connection with a complete withdrawal from the Fund, the gain or loss is divided between long-term and short-term capital gain or loss in the same proportions as the holding period of the Interest is divided between the portion of the Interest held for more than one year and the portion of the Interest held for one year or less. However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing investor. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

           As discussed above, the LLC Agreement provides that the Adviser may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund Interest. Such a special allocation may result in the withdrawing investor recognizing capital gain, which may include short-term gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal.

Distribution of Property

           A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

           In General. A person who effects transactions in securities may be classified for Federal income tax purposes as a trader, an investor or a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

           Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. The Fund expects to act as an investor, but could be classified as a trader, with respect to its securities transactions. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations—"Section 988" Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

           Under recently enacted legislation, the maximum ordinary income tax rate for individuals is 35% for calendar year 2003 and thereafter. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in calendar year 2011. Under this legislation, however, certain dividend income recognized in taxable years beginning after December 31, 2002 and before January 1, 2009 will be taxable at a preferential maximum rate of 15%.

           The maximum individual income tax rate for long-term capital gains is generally 15% for gains recognized on or after May 6, 2003 and before January 1, 2009 (and 20% for gains recognized in other periods), unless the taxpayer elects to be taxed at ordinary rates. In any case, the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest and Short Sale Expenses" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer generally may not be carried back but may be carried forward indefinitely. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

           The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

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1	Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

           Currency Fluctuations—"Section 988" Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

           The Fund may acquire foreign currency forward contracts. See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Foreign Securities." Generally, option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

           Section 1256 Contracts. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

           Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations—Section 988 Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

           Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

           Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

           Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

           Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

           Effect of Straddle Rules on Investor's Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

           Lending Portfolio Securities. If the Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Fund will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Fund's risk of loss or opportunity for gain with respect to the loaned securities is not reduced. Proposed Treasury regulations would require that the lending agreement be in writing and that the agreement be terminable by the Fund upon notice of not more than five business days.

           The substitute payments received by the Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace. Substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties. Proposed Treasury regulations indicate that for other purposes the substitute payments shall be treated as a fee for the temporary use of property, and not as interest or dividend income. Accordingly, for other purposes, including the dividends received deduction, the application of preferential rates applicable to certain dividends, and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends. Nevertheless, any substitute payments made to the Fund enjoy the same general exemption from unrelated business taxable income as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower's obligation to furnish the Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

           Limitation on Deductibility of Interest and Short Sale Expense. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain and any dividend income eligible for taxation at the preferential rates is excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary non-preferential income tax rates.

           For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

           Deductibility of Fund Investment Expenditures by Noncorporate Investors. It is anticipated that the Fund's expenses (including management fees) will be investment expenses rather than trade or business expenses. Investment expenses of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2 Further, in the case of an investor that is a partnership having 100 or more partners and which has elected to be treated as an "electing large partnership", 70% of such deductions will be disallowed, although the remaining deductions generally will be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual investors. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2005, $145,950 or $72,975 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.3 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

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2	However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among various federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Investors that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

3	Under legislation enacted in 2001, the limitation on itemized deductions just described will be reduced starting in calendar year 2006 and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in this limitation on itemized deductions being fully restored in 2011.

           Although the Fund intends to treat the incentive allocation as an allocation and not a fee, and, therefore, as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat the incentive allocation as an investment expense which is subject to the limitations.

           The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

           No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

           Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

           "Phantom Income" From Certain Foreign Equity Investments. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

           Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a "controlled foreign corporation" (a "CFC") for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in Treasury regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

           A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock. For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock. As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

           In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

           In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate. Furthermore, Subpart F income and gain from sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Portfolio Company that may constitute a CFC and generate Subpart F income.

           Passive Foreign Investment Companies. A foreign corporation is classified as a passive foreign investment company (a "PFIC") for United States federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income. Generally, if a foreign corporation is a PFIC as well as a CFC (as defined above), it will not be treated as a PFIC with respect to a United States person for the portion of that person's holding period during which that person is a "United States shareholder" (as defined above) and the corporation is a CFC.

           If a foreign corporation is a PFIC at any time during a United States person's holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition of, the PFIC stock generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person's holding period for the PFIC stock. The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year.

           The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is "marketable stock" for which a mark-to-market election is made. If a QEF election is made, a United States person generally will pay tax currently on its pro rata share of the PFIC's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid. If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

           Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's control or information, there can be no assurance that the Fund will not invest in a foreign corporation that is a PFIC. Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

           Foreign Taxes. It is possible that certain interest, dividends and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

           The Fund will inform investors of their proportionate share of the foreign taxes paid or incurred by the Fund that investors will be required to include in their income. The investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An investor that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

           Generally, an exempt organization (such as an employee benefit plan, individual retirement account ("IRA") or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.4

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4	With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

           This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activities, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose of function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

           The Fund may incur "acquisition indebtedness" with respect to certain of its transactions. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.5 To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

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5	Moreover, income realized from option writing generally would not constitute UBTI.

           To the extent the Fund recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/ basis percentage calculation described above, would offset gains treated as UBTI.

           Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of indebtedness, if any, incurred by the Fund from time to time,6 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

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6	The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

           To the extent that the Fund generates UBTI, the applicable Federal tax rate for a particular investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

           In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.7 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. (Charitable remainder trusts may not purchase interests in the Fund.) A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

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7	Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt investor should consult its tax adviser in this regard.

           An exempt organization (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number.

           A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See also "ERISA Considerations."

Certain Issues Pertaining to Specific Exempt Organizations

           Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

           In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

           In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

           A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

           Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, IRAs and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "Tax Aspects—Unrelated Business Taxable Income" and "ERISA Considerations."

           Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Legislative Proposals

           It is anticipated that proposals will be initiated by the Bush Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

Disclosure Provisions

           Provisions of the Code and the Regulations (the "Disclosure Provisions") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on IRS Form 8886 and retain information relating to the transaction. "Material advisors" with respect to a reportable transaction are also required to disclose certain information about the transaction to the Service and are required to maintain lists identifying the transaction investors and furnish to the Service upon demand such investor information as well as detailed information regarding the transactions. A transaction may be a "reportable transaction" based upon any of several indicia, including the existence of confidentiality agreements, certain indemnity arrangements, potential for recognizing investment or other losses, tax credits pertaining to assets having a brief holding period, or significant book-tax differences, one or more of which may be present with respect to or in connection with an investment in or by the Fund. In addition, the Disclosure Provisions could be interpreted to cover and require reporting of transactions that are generally not considered tax shelters, including certain foreign currency transactions. Significant penalties may apply upon a failure to comply with these disclosure and/or list maintenance requirements, and with respect to understatements of tax resulting from participation in certain reportable transactions. Investors are urged to consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund and the Adviser intend to comply with the disclosure and list maintenance requirements under the Disclosure Provisions if they determine that they apply to the Fund. Disclosure of a transaction to the Service does not indicate that the transaction or any claimed tax benefits pertaining to the transaction have been reviewed, examined or approved by the Service.

State and Local Taxation

           In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

           State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

           If a partnership in which the Fund acquires an interest conducts business or other activities in a jurisdiction, then an investor that is not a resident of that jurisdiction may nevertheless be subject to tax in that jurisdiction on its share of the Fund's income attributable to those activities of that partnership and may be required to file income tax or other returns in that jurisdiction. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

           The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts business in New York City). By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

           Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and expense for individual taxpayers at certain income levels. These limitations may apply to an investor's share of some or all of the Fund's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

           For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.8 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

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8	New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

           Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

           A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

           New York State recently enacted legislation requiring certain pass-through entities to pay estimated taxes on behalf of their investors who are nonresident individuals or C corporations if the pass-through entities have New York source income. Although the statutory provision is new and subject to interpretation, it appears that the obligation to withhold imposed under the provision should not apply to a pass-through entity, such as the Fund, that purchases and sells securities for its own account. No assurance can be given that the provision will not be interpreted in a manner that would require the Fund to pay estimated taxes on behalf of its investors who are nonresident individuals or C corporations.

           Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

           Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

           ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects—Unrelated Business Taxable Income" and "—Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

           Because the Fund registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

           The Fund requires a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

           Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, UBS Financial or other entities which are affiliated with the Adviser or UBS Financial. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors are required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

           The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

BROKERAGE

           The Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. On the great majority of foreign stock exchanges, commissions are fixed. Transactions on some foreign stock exchanges and on U.S. stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

           In executing transactions on behalf of the Fund, the Adviser seeks to obtain the best execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Fund may not necessarily pay the lowest commission available on each transaction. The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through UBS Financial or its affiliates, subject to compliance with the Investment Company Act.

           Following the principle of seeking best execution, the Adviser may place brokerage business on behalf of the Fund with brokers that provide the Adviser and its affiliates, including the ReachCapital Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

           During the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Fund paid brokerage commissions of $6,629,551, $4,302,772 and $3,714,270, respectively. During such periods the Fund paid affiliates of the Adviser $556,516, $428,849 and $339,939, respectively, which amounted to 8.39%, 9.97% and 9.15%, and respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving 7.71%, 9.08% and 8.82% and, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

           Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate for securities generally will be approximately 400%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. A portfolio turnover rate of 100% or more is considered to be high. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to investors at ordinary income tax rates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

           Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is Metro New York Financial Services Office, 5 Times Square, New York, New York 10036.

           Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

           Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to UBSFA and its affiliates.

           Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York acts as legal counsel to ReachCapital.

CUSTODIAN

           PFPC Trust Company (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

SUMMARY OF LLC AGREEMENT

           The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A in the Fund's prospectus.

Investor Interests

           Persons who purchase Interests in an offering being made hereby will be members of the Fund. The Adviser, or its successor as investment adviser of the Fund, also will be a Special Advisory Member of the Fund. In that regard, the Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member has no right to participate in the income or gains of the Fund, no voting rights and no right to receive a share of the assets of the Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Fund as Special Advisory Member.

Liability of Investors

           Investors in the Fund are members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. An investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the investor's interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care of the Board, the Administrator and the Adviser

           The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of their affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

           The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the Investment Company Act, (ii) the Administrator, acting in its administrative capacity, or (iii) a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any investors adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire Interest for repurchase by the Fund.

Power of Attorney

           By purchasing an Interest in the Fund and by signing the LLC Agreement (which each investor will do by virtue of signing the applicable investor certification form attached to the prospectus as Appendix B), each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

           The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's Interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

           The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•	upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request, in accordance with the Fund's LLC Agreement, to tender its Interest for repurchase by the Fund if such investor's Interest has not been repurchased during such period;

•	at the election of the Adviser;

•	upon termination of the Investment Advisory Agreement;

•	upon the failure of investors to elect successor Directors at a meeting called by the Adviser when no Director remains; or

•	as required by operation of law.

           Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts—Allocation of Net Profits and Net Losses" in the prospectus.

           Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, (3) to the Special Advisory Member any balance in the Special Advisory Account after giving effect to the Incentive Allocation, and (4) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

           The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Fiscal Year

           The Fund's fiscal year ends on December 31st.

OTHER INFORMATION

           From time to time, Fund communications or advertisements may discuss, among other matters: the influence of the combined forces of globalization; world trade and innovations in science and technology on opportunities for investment; the effect of recent worldwide developments on opportunities for investment; hedge funds; hedge fund managers; investing outside of the U.S.; world markets; international opportunities; inefficient markets; short selling opportunities; talent migration; short selling; discounted cash flows and valuation models. Question and answer formats may be used.

FINANCIAL STATEMENTS

           The financial statements of the Fund for the periods indicated follow.

UBS TAMARACK INTERNATIONAL FUND, L.L.C.
Financial Statements
(Unaudited)

Semi-Annual Report
For the Six Months Ended
June 30, 2004

Contents

Statement of Assets, Liabilities and Members' Capital	2

Statement of Operations	3

Statements of Changes in Members' Capital	4

Notes to Financial Statements	5

Schedule of Portfolio Investments	13

Schedule of Investments by Country	21

UBS Tamarack International Fund, L.L.C.
Statement of Assets, Liabilities and Members' Capital
(Unaudited)

June 30, 2004

ASSETS

Investments in securities, at value (cost $267,291,755)                     $ 281,251,010
Foreign cash, at value (cost $4,049,156)                                        4,002,286
Cash and cash equivalents                                                      76,977,971
Due from broker                                                                60,501,836
Unrealized gain on forward foreign currency exchange contracts                    176,831
Receivables:
  Investments sold, not settled                                                 4,411,169
  Dividends                                                                       266,917
  Interest                                                                         30,191
Other assets                                                                        9,191
--------------------------------------------------------------------------------------------

Total Assets                                                                  427,627,402
--------------------------------------------------------------------------------------------

LIABILITIES

Securities sold, not yet purchased, at value (proceeds of sales $61,198,496)   62,379,048
Unrealized loss on forward foreign currency exchange contracts                  1,201,786
Payables:
  Investments purchased, not settled                                           14,269,008
  Withdrawals payable                                                             312,857
  UBS Admin fee                                                                   350,977
  Professional fees                                                                98,131
  Administration fee                                                               63,645
  Other                                                                           202,428
--------------------------------------------------------------------------------------------

Total Liabilities                                                              78,877,880
--------------------------------------------------------------------------------------------

Net Assets                                                                  $ 348,749,522
--------------------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                                   $ 337,032,926
Accumulated net unrealized appreciation on investments and
  other assets and liabilities denominated in foreign currencies               11,716,596
--------------------------------------------------------------------------------------------

Members' Capital                                                            $ 348,749,522
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Statement of Operations
(Unaudited)

Six Months Ended June 30, 2004

INVESTMENT INCOME

Dividends (less net foreign withholding taxes of $490,838)                  $   2,072,820
Interest                                                                          102,176
--------------------------------------------------------------------------------------------

Total Investment Income                                                         2,174,996
--------------------------------------------------------------------------------------------

EXPENSES

UBS Admin fee                                                                   1,884,887
Dividends                                                                         798,075
Custody fee                                                                       223,756
Administration fee                                                                163,298
Professional fees                                                                  99,750
Miscellaneous                                                                     161,592
--------------------------------------------------------------------------------------------

Total Expenses                                                                  3,331,358
--------------------------------------------------------------------------------------------

Net Investment Loss                                                            (1,156,362)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
                    AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from:
  Investments                                                                  18,057,719
  Foreign currency transactions                                                (1,360,700)
Change in net unrealized appreciation/depreciation from:
  Investments                                                                 (14,077,789)
  Other assets and liabilities denominated in foreign currencies                2,871,003
--------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain from Investments,
                    and Foreign Currency Transactions                           5,490,233
--------------------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                    $   4,333,871
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Statements of Changes in Members' Capital
Six Months Ended June 30, 2004 (Unaudited) and Year Ended December 31, 2003

                                                                     Manager           Members           Total
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JANUARY 1, 2003                              $   1,059,230     $ 137,106,301     $ 138,165,531

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment income (loss)                                          11,134          (422,933)         (411,799)
  Net realized gain from investments,
       equity swaps, and foreign currency transactions                 154,643        19,192,470        19,347,113
  Change in net unrealized appreciation/depreciation
       from investments, equity swaps, and other assets
       and liabilities denominated in foreign currencies               185,259        23,112,402        23,297,661
Incentive allocation                                                 8,090,657                 -         8,090,657
--------------------------------------------------------------------------------------------------------------------
Net Increase in Members' Capital
       Derived from Operations                                       8,441,693        41,881,939        50,323,632
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
  Proceeds from Members' subscriptions                                      -         61,957,159        61,957,159
  Proceeds from Members' withdrawals                                 (150,297)       (16,303,204)      (16,453,501)
  Offering costs                                                         (139)           (20,047)          (20,186)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Members' Capital Derived
       from Capital Transactions                                     (150,436)        45,633,908        45,483,472
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2003                               9,350,487        224,622,148       233,972,635
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment loss                                                  (6,422)        (1,130,911)       (1,137,333)
  Net realized gain from investments,
       and foreign currency transactions                              104,356         16,317,905        16,422,261
  Change in net unrealized appreciation/depreciation
       from investments, and other assets and
       liabilities denominated in foreign currencies                  (52,503)       (10,969,870)      (11,022,373)
Incentive allocation                                                   71,316                  -            71,316
--------------------------------------------------------------------------------------------------------------------
Net Increase in Members' Capital
       Derived from Operations                                        116,747          4,217,124         4,333,871
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
  Proceeds from Members' subscriptions                                      -        124,963,339       124,963,339
  Members' withdrawals                                             (8,011,676)        (6,467,862)      (14,479,538)
  Offering costs                                                         (191)           (40,594)          (40,785)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Members' Capital Derived
       from Capital Transactions                                   (8,011,867)       118,454,883       110,443,016
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JUNE 30, 2004                                $  1,455,367      $ 347,294,155     $ 348,749,522
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Notes to Financial Statements
(Unaudited)

Six Months Ended June 30, 2004

1.	Organization

UBS Tamarack International Fund, L.L.C. (the "Fund") (formerly, UBS PW Tamarack International Fund, L.L.C.) was organized as a limited liability company under the laws of Delaware on February 14, 2001. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States. The Fund commenced operations on July 2, 2001.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Tamarack Management, L.L.C. (formerly, PW Tamarack Management, L.L.C.) (the "Adviser"), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") (formerly, PW Fund Advisor, L.L.C.) and ReachCapital Management L.L.C. ("RCMLLC"). UBSFA is the Managing Member of the Adviser and is an indirect, wholly owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by RCMLLC manage the Fund's investment portfolio on behalf of the Adviser under the oversight of UBSFA's personnel. RCMLLC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible Members may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that, generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year. A Member's interest in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	Significant Accounting Policies

a.   Portfolio Valuation

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange. Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges. Listed options are valued using the last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities sold, not yet purchased, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, the securities and options described above are valued at fair value as determined in good faith by, or under the supervision of, the Directors. The Fund holds no such securities as of June 30, 2004.

Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. Debt securities purchased with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith, pursuant to policies established by the Directors.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

b.   Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expense is recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the interest method. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represents net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

c.   Fund Costs

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; certain organization costs; expenses of meetings of Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors. Offering costs are charged to capital as incurred.

d. Income Taxes

No provision for the payment of Federal, state or local income taxes has been provided, since the Fund is not subject to income tax. Each Member is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

e.   Cash and Cash Equivalents

Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

f. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.	Related Party Transactions

UBSFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBSFA a monthly fee (the "UBS Admin Fee") at an annual rate of 1.25% of the Fund's net assets, excluding assets attributable to the Adviser's capital account. The UBS Admin Fee is paid to UBSFA out of the Fund's assets and debited against the Members' capital account, excluding the Adviser's capital account. A portion of the UBS Admin Fee is paid by UBSFA to RCMLLC.

UBS Financial Services Inc. ("UBS FSI") (formerly, UBS Painewebber, Inc.), a wholly owned subsidiary of UBS America, Inc. acts as a placement agent for the Fund. The Fund also may distribute interests through brokers or dealers with which it has entered into distribution agreements. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates. During the six months ended June 30, 2004, UBS FSI and its affiliates earned brokerage commissions of $264,306 from portfolio transactions executed on behalf of the Fund.

The net increase (or decrease) in Members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the UBS Admin Fee which is similarly allocated to all Members other than the Adviser as described above. Upon a Members withdrawal from the Fund and generally, at the end of each fiscal year thereafter, the Adviser is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits (defined as net increase in Member Capital derived from operations) if any, that would have been credited to the Members capital account for such period. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the six months ended June 30, 2004 and year ended December 31, 2003 was $71,316 and $8,090,657, respectively, and has been recorded as an increase to the Adviser's capital account; such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the fund.

Each Director who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Any Director who is an "interested person" does not receive any annual or other fee from the Fund. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed related to, Directors by the Fund for the six months ended June 30, 2004 was $11,124.

As described in the prospectus, certain brokerage arrangements provide that RCMLLC receives soft dollar credits related to brokerage commissions paid by the Fund. Such credits can be used by RCMLLC for research and related services that would then be paid for or provided by the broker. The research services obtained by RCMLLC through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by RCMLLC.

4.	Administration and Custodian Fees

PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. PFPC Trust Company entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Administrator and Accounting Agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by PFPC Inc.

5.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the six months ended June 30, 2004 amounted to $695,864,374 and $655,769,769, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased amounting to $86,863,559 and $116,867,926, respectively. Net realized losses resulting from short positions was $8,497,883 for the six months ended June 30, 2004.

At June 30, 2004, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accumulated net unrealized appreciation on investments was $12,778,703 consisting of $17,582,832 gross unrealized appreciation and $4,804,129 gross unrealized depreciation.

6.	Short-Term Borrowings

The Fund has the ability to trade on margin and, in that connection may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the custodian. The Fund had no borrowings outstanding during six months ended June 30 2004.

7.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options, equity swaps and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

Securities sold, not yet purchased represent obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital. The cash due from broker (Morgan Stanley & Co., Incorporated) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.

From time to time the Fund may enter into equity swap contracts whereby the Fund makes or receives payments based on the performance of the security and notional amounts of the swap contract. The Fund is subject to the market risk associated with changes in the value of the underlying equity securities, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized in the Statement of Assets, Liabilities and Members' Capital. The unrealized gain or loss, rather than the contract amount represents the approximate future cash to be received or paid, respectively. At June 30, 2004, the Fund had no outstanding equity swap contracts.

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2004, the Fund had outstanding forward foreign currency exchange contracts to purchase foreign currencies as follows:

                                Value on
  Open Foreign Currency         Settlement                             Unrealized
  Purchase Contracts            Date           Current Value       Gain           Loss
  ---------------------------------------------------------------------------------------

  British Pounds
     expiring 07/29/04          $   932,081    $    927,346    $        -      $    4,735
  ---------------------------------------------------------------------------------------
  Euros
     expiring 07/29/04          $15,235,295    $ 15,189,927    $        -      $   45,368
  ---------------------------------------------------------------------------------------
  Japanese Yen
     expiring 07/29/04          $ 6,365,652    $  6,535,149    $  169,497      $        -
  ---------------------------------------------------------------------------------------
                                                               $  169,497      $   50,103
                                                               ==========================
At June 30, 2004, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

                                Value on
  Open Foreign Currency         Settlement                             Unrealized
  Purchase Contracts            Date           Current Value       Gain           Loss
  ---------------------------------------------------------------------------------------

  British Pounds
     expiring 07/29/04         $12,069,628     $ 12,273,552    $    2,923      $  206,847
  ---------------------------------------------------------------------------------------
  Euros
     expiring 07/29/04         $68,395,640     $ 69,289,717    $    4,411      $  898,488
  ---------------------------------------------------------------------------------------
  Japanese Yen
     expiring 07/29/04         $ 6,488,800     $  6,535,149    $        -      $   46,349
  ---------------------------------------------------------------------------------------
                                                               $    7,334      $1,151,684
                                                                  ==========================
In addition, the Fund had outstanding one Australian Dollar, three British Pounds, two Euro Dollars and two Hong Kong Dollars denominated forward foreign currency exchange contracts to hedge the settlement of foreign denominated securities trades which were still outstanding as of June 30, 2004. The unrealized loss on these open contracts, which will both expire on July 2, 2004, was $2,632 and has been included in Change in net unrealized appreciation/depreciation from investments on the Statement of Operations.

During the six months ended June 30, 2004, the Fund did not trade any futures contracts or engage in option transactions.

8.	Financial Highlights The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                                                                    For the Period
                                           Six months                                                July 1, 2001
                                             ended                                                 (commencement of
                                         June 30, 2004           Years ended December 31          operations) through
                                          (Unaudited)            2003               2002           December 31, 2001
                                          -----------            ----               ----           -----------------
     Ratio of net investment loss to
     average net assets****                 (0.79%)*            (0.28%)            (0.28%)              (0.84%)*
     Ratio of total expenses to average
     net assets****                          2.27%*              2.13%              2.29%                2.53%*
     Portfolio turnover rate               227.22%             548.82%            669.30%              375.17%
     Total return pre incentive              2.59%              31.49%             (4.30%)
     allocation**                                                                                       (4.09%)
     Total return post incentive             2.07%              25.19%             (4.30%)
     allocation***                                                                                      (4.09%)
     Net asset value at end of period    $348,749,522        $233,972,635       $138,165,531          $74,232,659
*	Annualized.
**	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.
***	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.
****	The average net assets used in the above ratios are calculated by adding any withdrawals payable effective at the end of a period to the net assets for such period.

UBS Tamarack International Fund, L.L.C.
Schedule of Portfolio Investments
(Unaudited)

June 30, 2004

     Shares                                                                                        Market Value
---------------------------------------------------------------------------------------------------------------------
                INVESTMENTS IN SECURITIES (80.65%)
                ----------------------------------
                COMMON STOCK (80.58%)
                ---------------------
                ADVERTISING SERVICES (0.84%)
        25,944  Ipsos - (France) **, (a)                                                         $        2,918,159
                                                                                               ----------------------
                AEROSPACE/DEFENSE (0.63%)
       552,622  BAE Systems PLC - (United Kingdom) *, **                                                  2,197,278
                                                                                               ----------------------
                AIRPORT DEVELOP/MAINT (0.48%)
        19,596  Unique Zurich Airport - (Switzerland) **                                                  1,689,850
                                                                                               ----------------------
                APPLIANCES (0.47%)
       279,651  Fourlis SA - (Greece) **                                                                  1,633,138
                                                                                               ----------------------
                ATHLETIC FOOTWEAR (1.38%)
        18,916  Puma AG Rudolf Dassler Sport - (German) **, (a)                                           4,806,960
                                                                                               ----------------------
                AUTO - CARS/LIGHT TRUCKS (0.98%)
        84,674  Toyota Motor Corp. - (Japan) **                                                           3,429,951
                                                                                               ----------------------
                AUTOMOTIVE/TRUCK PARTS & EQUIPMENT (0.50%)
       179,988  NGK SPARK PLUG Co., Ltd. - (Japan) **                                                     1,727,053
                                                                                               ----------------------
                BEVERAGES - WINE/SPIRITS (0.63%)
       690,440  C&C Group PLC - (Ireland) *, **                                                           2,205,060
                                                                                               ----------------------
                BUILDING & CONSTRUCTION PRODUCTS - MISCELLANEOUS (3.53%)
       140,621  CRH PLC - (Ireland) **                                                                    2,970,059
         3,506  Geberit AG - (Switzerland) **, (a)                                                        2,337,520
         3,444  Sika AG - (Switzerland) **                                                                1,894,695
       146,577  Wienerberger AG - (Austria) **                                                            5,102,099
                                                                                               ----------------------
                                                                                                         12,304,373
                                                                                               ----------------------
                BUILDING - HEAVY CONSTRUCTION (1.04%)
        36,176  Vinci SA - (France) **                                                                    3,644,316
                                                                                               ----------------------
                BUILDING RESIDENTIAL/COMMERCIAL (1.27%)
    11,674,545  Land & Houses PCL - (Thailand) **                                                         2,784,073
       244,951  Wimpey (George) PLC - (United Kingdom) **                                                 1,639,166
                                                                                               ----------------------
                                                                                                          4,423,239
                                                                                               ----------------------
                BUILDING PRODUCTS - CEMENT/AGGREGATE (0.10%)
        14,638  Titan Cement Co. AG - (Greece) **                                                           344,432
                                                                                               ----------------------
                CELLULAR TELECOMMUNICATIONS (1.95%)
       930,023  Digi.com Berhad - (Malaysia) *, **                                                        1,120,922
       304,658  Telesystem International Wireless, Inc. - (Canada) *, **                                  2,983,524
   218,189,030  Turkcell Iletisim Hizmetleri AS - (Turkey) *, **                                          2,690,606
                                                                                               ----------------------
                                                                                                          6,795,052
                                                                                               ----------------------
                CHEMICALS - DIVERSIFIED (0.59%)
        57,972  Shin-Etsu Chemical Co. Ltd. - (Japan) **                                                  2,072,041
                                                                                               ----------------------
                COMMERCIAL BANKS - NON US (6.38%)
       137,953  Alpha Bank A.E. - (Greece) **                                                             3,507,868
       140,464  Anglo Irish Bank Corp. PLC - (Ireland) **                                                 2,196,005
     1,360,717  Commerce Asset-Holding Berhad - (Malaysia) **                                             1,740,285
       221,842  DBS Group Holdings Ltd. - (Singapore) **                                                  1,854,640
        23,356  Komercni Banka AS - (Czechoslovakia) **                                                     875,850
           180  Mitsubishi Tokyo Financial Group - (Japan) **                                             1,666,132
       111,967  Royal Bank of Scotland Group PLC - (United Kingdom) **                                    3,224,466
    27,842,650  Thai Military Bank PCL - (Thailand) *, **                                                 2,506,077
       134,463  The Chugoku Bank, Limited (Japan) **                                                      1,472,605
       130,406  The Yamaguchi Bank, Limited - (Japan) **                                                  1,404,271
        11,773  Verwaltungs-und Privat-Bank AG - (Switzerland) **, (a)                                    1,786,067
                                                                                               ----------------------
                                                                                                         22,234,266
                                                                                               ----------------------
                COMPUTERS (0.39%)
        24,495  Wincor Nixdorf AG - (Germany) *, **                                                       1,350,022
                                                                                               ----------------------
                COMPUTERS - PERIPHERAL EQUIPMENT (0.69%)
       565,561  Domino Printing Sciences PLC - (United Kingdom) **                                        2,410,264
                                                                                               ----------------------
                COSMETICS & TOILETRIES (1.29%)
       125,742  Oriflame Cosmetics SA - (Sweden) *, **                                                    4,490,219
                                                                                               ----------------------
                DISTRIBUTION/WHOLESALE (1.17%)
       409,985  Buhrmann NV - (Netherlands) **                                                            4,075,259
                                                                                               ----------------------
                DIVERSIFIED MANUFACTURING OPERATIONS (1.17%)
       136,109  Aalberts Industries NV - (Netherlands) **, (a)                                            4,073,682
                                                                                               ----------------------
                DIVERSIFIED MINERALS (1.35%)
        80,018  Anglo American PLC - (United Kingdom) **                                                  1,636,870
       970,647  Banpu PCL - (Thailand) **                                                                 3,062,577
                                                                                               ----------------------
                                                                                                          4,699,447
                                                                                               ----------------------
                E-COMMERCE/PRODUCTS (1.09%)
        82,330  Daum Communications Corp. - (South Korea) *, **                                           3,804,779
                                                                                               ----------------------
                ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.75%)
       359,260  Aixtron AG - (Germany) ** **                                                              2,626,930
                                                                                               ----------------------
                ELECTRONIC MEASURING INSTRUMENTS (0.73%)
        99,171  Techem AG - (Germany) *, *, **, (a)                                                       2,557,913
                                                                                               ----------------------
                ENGINEERING/R&D SERVICES (1.79%)
       795,146  ABB Ltd. - (Switzerland) **                                                               4,349,050
       234,073  ABB Ltd. - (Sweden) **                                                                    1,286,431
        11,103  VA Technologie AG - (Austria) **                                                            625,171
                                                                                               ----------------------
                                                                                                          6,260,652
                                                                                               ----------------------
                EXTENDED SERVICE CONTRACTS (0.47%)
     4,327,450  Accord Customer Care Solutions Limited - (Singapore) *, **                                1,645,609
             0  Homeserve PLC - (United Kingdom)  **                                                              5
                                                                                               ----------------------
                                                                                                          1,645,614
                                                                                               ----------------------
                FILTRATION/SEPARATE PRODUCTS (0.65%)
       616,797  Whatman PLC - (United Kingdom) **                                                         2,265,086
                                                                                               ----------------------
                FINANCE - CONSUMER LOANS (0.47%)
        22,454  Takefuji Corporation - (Japan) **                                                         1,627,743
                                                                                               ----------------------
                FOOD - CONFECTIONARY (0.76%)
           224  Lindt & Spruengli AG - (Switzerland) **                                                   2,642,606

                FOOD - MISCELLANEOUS/DIVERSIFIED (3.27%)
        79,001  Kerry Group PLC - (Ireland) **                                                            1,672,426
       372,388  Koninklijke Wessanen NV - (Netherlands) **                                                5,355,233
       136,080  Royal Koninklijke Numico NV - (Netherlands) ** **, (a)                                    4,372,480
                                                                                               ----------------------
                                                                                                         11,400,139
                                                                                               ----------------------
                FOOD - WHOLESALE/DISTRIBUTORS (0.91%)
       591,963  Fyffes PLC - (Ireland) **                                                                 1,238,763
       171,465  Jeronimo Martins, SGPS, SA - (Portugal) *, **                                             1,919,236
                                                                                               ----------------------
                                                                                                          3,157,999
                                                                                               ----------------------
                GAMBLING (NON-HOTEL) (2.41%)
       144,283  Greek Organisation of Football Prognostics SA - (Greece) **                               2,724,407
       710,212  Hilton Group PLC - (United Kingdom) **                                                    3,554,794
       211,213  William Hill PLC - (United Kingdom) ** **                                                 2,122,011
                                                                                               ----------------------
                                                                                                          8,401,212
                                                                                               ----------------------
                GAS - TRANSPORTATION (0.36%)
       289,322  Snam Rete Gas SpA - (Italy) **, (a)                                                       1,242,571
                                                                                               ----------------------
                GOLD MINING (0.41%)
       351,804  Highland Gold Mining Ltd - (United Kingdom) **                                            1,435,491
                                                                                               ----------------------
                HOME FURNISHINGS (0.58%)
       102,908  Ekornes ASA - (Norway) **                                                                 2,019,114
                                                                                               ----------------------
                HOTELS & MOTELS (1.67%)
        81,651  Accor SA - (France) **                                                                    3,446,124
        38,812  Jurys Doyle Hotel Group PLC - (Ireland) **                                                  491,094
       148,985  Jurys Doyle Hotel Group PLC - (Ireland) **                                                1,894,192
                                                                                               ----------------------
                                                                                                          5,831,410
                                                                                               ----------------------
                HUMAN RESOURCES (2.38%)
     1,592,585  Hays PLC - (United Kingdom) **                                                            3,545,206
       174,076  Randstad Holdings NV - (Netherlands) **, (a)                                              4,771,613
                                                                                               ----------------------
                                                                                                          8,316,819
                                                                                               ----------------------
                INTERNET CONTENT-INFO/NETWORK (0.12%)
         4,767  Freenet.De AG - (Germany) *, **                                                             408,883
                                                                                               ----------------------
                INVESTMENT COMPANIES (0.0%)
             0  Ainax AB - (Sweden) *, **                                                                         8
                                                                                               ----------------------
                LIFE/HEALTH INSURANCE (1.21%)
     1,463,233  Legal & General Group PLC - (United Kingdom) **                                           2,520,893
        12,247  Swiss Life Holding - (Switzerland)  **                                                    1,708,850
                                                                                               ----------------------
                                                                                                          4,229,743
                                                                                               ----------------------
                LOTTERY SERVICES (0.64%)
        89,424  Lottomatica SpA - (Italy) **, (a)                                                         2,219,471
                                                                                               ----------------------
                MACHINERY TOOLS & RELATED PRODUCTS (0.33%)
        49,399  IWKA AG - (Germany) **                                                                    1,165,363
                                                                                               ----------------------
                MEDICAL - DRUGS (1.94%)
       203,646  Elan Corp. PLC - ADR - (Ireland) *, **                                                    5,038,202
        27,241  Sanofi-Synthelabo SA - (France) **                                                        1,726,736
                                                                                               ----------------------
                                                                                                          6,764,938
                                                                                               ----------------------
                MEDICAL PRODUCTS (0.19%)
         5,690  Synthes, Inc. - (Switzerland) **, (a)                                                       648,553
                                                                                               ----------------------
                MORTGAGE BANKS (1.45%)
       116,847  Aareal Bank AG - (Germany) **, (a)                                                        4,144,015
        22,209  FHB Land Credit and Mortgage - (Hungary) **                                                 921,787
                                                                                               ----------------------
                                                                                                          5,065,802
                                                                                               ----------------------
                MULTI-LINE INSURANCE (2.33%)
       690,563  Storebrand ASA - (Norway) **                                                              4,722,309
        57,805  Topdanmark A/S - (Denmark) **, (a)                                                        3,415,739
                                                                                               ----------------------
                                                                                                          8,138,048
                                                                                               ----------------------
                OFFICE AUTOMATION/EQUIPMENT (1.16%)
        68,461  Neopost SA - (France) **, (a)                                                             4,046,373
                                                                                               ----------------------
                OIL - FIELD SERVICES (0.22%)
       326,600  JOHN WOOD GROUP PLC - (United Kingdom) **                                                   768,495
                                                                                               ----------------------
                OIL COMPANIES - EXPLORATION & PRODUCTION (0.62%)
        79,629  PetroKazakhstan, Inc. - (Canada) **                                                       2,151,750
                                                                                               ----------------------
                OIL COMPANIES - INTEGRATED (1.97%)
       717,731  PTT PCL - (Thailand) **                                                                   2,756,115
       324,151  Statoil ASA - (Norway) **                                                                 4,115,313
                                                                                               ----------------------
                                                                                                          6,871,428
                                                                                               ----------------------
                OPTICAL SUPPLIES (0.20%)
        10,811  Essilor International SA - (France) **                                                      705,669
                                                                                               ----------------------
                PETROCHEMICALS (0.44%)
     4,553,665  Sinopec Shanghai Petroch - (Hong Kong) **                                                 1,517,927
                                                                                               ----------------------
                PHOTO EQUIPMENT & SUPPLIES (0.35%)
        48,990  AGFA Gevaert NV - (Belgium) **                                                            1,215,318
                                                                                               ----------------------
                POWER CONVERSION/SUPPLY EQUIPMENT (0.44%)
     1,734,328  Chloride Group PLC - (United Kingdom) **                                                  1,525,423
                                                                                               ----------------------
                PUBLISHING - NEWSPAPERS (0.33%)
       256,190  RCS MediaGroup SpA - (Italy) **, (a)                                                      1,147,031
                                                                                               ----------------------
                PUBLISHING - PERIODICALS (0.56%)
       535,146  Findexa Ltd - (Norway) *, **                                                              1,968,726
                                                                                               ----------------------
                REAL ESTATE MANAGEMENT/SERVICE (1.34%)
        68,608  Able, Inc. - (Japan) **                                                                   1,936,605
        39,601  Goldcrest Co., Ltd. - (Japan) **                                                          2,725,597
                                                                                               ----------------------
                                                                                                          4,662,202
                                                                                               ----------------------
                REAL ESTATE OPERATIONS/DEVELOPMENT (2.21%)
       406,889  Henderson Land Development Co., Ltd. - (Hong Kong) **                                     1,752,798
     1,775,458  Kerry Properties Ltd. - (Hong Kong) **                                                    2,697,400
     1,098,569  N.C. Housing PCL - (Thailand) *, **                                                         298,254
       254,843  Sun Hung Kai Properties Ltd. - (Hong Kong) **, (a)                                        2,091,073
       238,213  Unite Group PLC - (United Kingdom) **                                                       853,198
                                                                                               ----------------------
                                                                                                          7,692,723
                                                                                               ----------------------
                REITS - OFFICE PROPERTY (0.91%)
           216  Japan Real Estate Investment Corp. - (Japan) **                                           1,508,427
           233  Nippon Building Fund, Inc. - (Japan) **                                                   1,680,530
                                                                                               ----------------------
                                                                                                          3,188,957
                                                                                               ----------------------
                REITS - SHOPPING CENTERS (0.74%)
     3,711,834  Fortune Real Estate Investment Trust - (Hong Kong) *, **                                  2,569,797
                                                                                               ----------------------
                RETAIL - BUILDING PRODUCTS (0.38%)
       166,566  Grafton Group PLC - (Ireland) **                                                          1,327,373
                                                                                               ----------------------
                RETAIL - CONSUMER ELECTRONICS (0.37%)
        44,908  Germanos SA - (Greece) **                                                                 1,297,088
                                                                                               ----------------------
                RETAIL - CONVENIENCE STORE (0.37%)
         5,655  Valora Holding AG - (Switzerland) **                                                      1,302,673
                                                                                               ----------------------
                RETAIL - MISCELLANEOUS/DIVERSIFIED (0.72%)
        58,536  Ito-Yokado Co., Ltd. - (Japan) **                                                         2,505,275
                                                                                               ----------------------
                RETAIL - PUBS (0.19%)
        70,916  Punch Taverns PLC - (United Kingdom) **                                                     654,605
                                                                                               ----------------------
                RETAIL AUTO PARTS INDUSTRY (0.44%)
       311,400  Halfords Group PLC - (United Kingdom) *, **                                               1,524,754
                                                                                               ----------------------
                RETAIL JEWELRY (1.67%)
        44,721  The Swatch Group - (Switzerland) **                                                       5,820,443
                                                                                               ----------------------
                RUBBER - TIRES (1.55%)
       112,360  Continental AG - (Germany) **, (a)                                                        5,418,893
                                                                                               ----------------------
                SEMICONDUCTOR EQUIPMENT (0.79%)
        79,464  SEZ Holding AG - (Switzerland) *, **                                                      2,772,738
                                                                                               ----------------------
                SOAP AND CLEANING PREPARATION (0.89%)
       109,829  Reckitt Benckiser PLC - (United Kingdom) **, (a)                                          3,109,118
                                                                                               ----------------------
                SPECIAL PURPOSE BANKS (0.81%)
       195,614  Depfa Bank PLC - (Germany) **, (a)                                                        2,832,123
                                                                                               ----------------------
                TELECOMMUNICATIONS EQUIPMENT (1.96%)
       798,537  Datacraft Asia Ltd. - (Singapore) **                                                        806,522
     2,050,662  Telefonaktiebolaget LM Ericsson - (Sweden) **, (a)                                        6,043,409
                                                                                               ----------------------
                                                                                                          6,849,931
                                                                                               ----------------------
                TELECOMMUNICATIONS SERVICES (0.70%)
       134,380  Cesky Telecom AS - GDR - (Czechoslovakia) **                                              1,639,436
       644,559  Kingston Comm (Hull) PLC - (United Kingdom) *, **                                           806,546
                                                                                               ----------------------
                                                                                                          2,445,982
                                                                                               ----------------------
                TELEPHONE - INTEGRATED (1.23%)
        99,940  Millicom International Cellular S.A. - (Luxembourg) *, **                                 2,184,688
       136,804  Telekom Austria AG - (Austria) *, **                                                      2,088,852
                                                                                               ----------------------
                                                                                                          4,273,540
                                                                                               ----------------------
                TELEVISON (2.63%)
        11,811  Antena 3 Television - (Spain) *, **                                                         625,088
       338,202  ProSiebenSat.1 Media AG - (Germany) **, (a)                                               6,110,368
        79,284  SBS Broadcasting SA - ADR - (Luxembourg) *, **                                            2,435,604
                                                                                               ----------------------
                                                                                                          9,171,060
                                                                                               ----------------------
                WEB PORTALS/ISP (0.65%)
     1,097,565  Easynet Group PLC - (United Kingdom) *, **                                                2,269,094
                                                                                               ----------------------
                TOTAL COMMON STOCK (Cost $267,160,206)                                                  281,007,457
                                                                                               ----------------------

                RIGHTS (0.07%)
                --------------
                FOOD - WHOLESALE/DISTRIBUTORS (0.07%)
        21,759  Jeronimo Martins - (Portugal) *, **                                                         243,553
                                                                                               ----------------------
                TOTAL RIGHTS (Cost $131,549)                                                                243,553
                                                                                               ----------------------
                INVESTMENTS IN SECURITIES (Cost $267,291,755)                                           281,251,010
                                                                                               ----------------------

                SECURITIES SOLD, NOT YET PURCHASED ((17.89)%)
                ---------------------------------------------
                COMMON STOCK SOLD, NOT YET PURCHASED ((17.89)%)
                -----------------------------------------------
                ADVERTISING SALES ((0.19)%)
       (27,677) SR Teleperformance - (France) *, **                                              $         (654,707)
                                                                                               ----------------------
                AIRLINES ((0.63)%)
      (385,791) Ryanair Holdings PLC - (Ireland) *, *, **                                                (2,182,580)
                                                                                               ----------------------
                BREWERY ((0.86)%)
      (379,793) Scottish & Newcastle PLC - (United Kingdom) *, **                                        (2,990,915)
                                                                                               ----------------------
                COMMERCIAL BANKS - NON US ((1.02)%)
       (82,160) Commerzbank AG - (Germany) *, **                                                         (1,447,419)
       (26,761) Deutsche Bank AG - (Germany) ** *, **                                                    (2,102,643)
                                                                                               ----------------------
                                                                                                         (3,550,062)
                                                                                               ----------------------
                COMPUTER SERVICES ((0.38)%)
       (20,466) Atos Origin SA - (France) *, **                                                          (1,314,716)
                                                                                               ----------------------
                COSMETICS & TOILETRIES ((0.78%)
       (23,428) Beiersdorf AG - (Germany) *, **                                                          (2,737,775)
                                                                                               ----------------------
                DISTRIBUTION/WHOLESALE ((0.26%)
       (22,139) Medion AG - (German) ** *, **                                                              (892,639)
                                                                                               ----------------------
                ELECTRIC - INTEGRATED ((0.83)%)
      (530,726) Clp Holdings Limited - (Hong Kong) *, **                                                 (2,905,459)
                                                                                               ----------------------
                FOOD - MISCELLANEOUS/DIVERSIFIED ((0.82)%)
       (42,058) Unilever NV - (Netherlands) *, **                                                        (2,870,626)
                                                                                               ----------------------
                FOOD - RETAIL ((1.78)%)
       (51,737) Carrefour SA - (France) *, **                                                            (2,510,276)
       (18,722) Delhaize Group - (Belgium) *, *                                                            (957,819)
      (527,678) J. Sainsbury PLC - (United Kingdom) *, **                                                (2,724,897)
                                                                                               ----------------------
                                                                                                         (6,192,992)
                                                                                               ----------------------
                GAS -DISTRIBUTION ((1.00)%)
    (2,117,923) Hong Kong & China Gas - (Hong Kong) *, **                                                (3,489,232)

                MEDICAL - DRUGS ((2.19)%)
       (46,255) Altana AG - (Germany) *, **                                                              (2,781,727)
       (44,091) AstraZeneca PLC - (United Kingdom)** *, **                                               (1,978,185)
      (142,888) GlaxoSmithKline PLC - (United Kingdom) *, **                                             (2,891,860)
                                                                                               ----------------------
                                                                                                         (7,651,772)
                                                                                               ----------------------
                MEDICAL PRODUCTS ((0.25)%)
        (5,573) Nobel Biocare Holding AG - (Switzerland) *, **                                             (872,172)
                                                                                               ----------------------
                MORTGAGE BANKS ((2.05%)
      (181,120) Alliance & Leicester PLC - (United Kingdom) *, **                                        (2,777,137)
      (425,550) Bradford & Bingley PLC - (United Kingdom) *, **                                          (2,149,281)
      (170,280) Northern Rock PLC - (United Kingdom) *, **                                               (2,234,187)
                                                                                               ----------------------
                                                                                                         (7,160,605)
                                                                                               ----------------------
                MULTI-LINE INSURANCE ((1.23)%)
       (30,445) Allianz AG - (Germany) *, **                                                             (3,297,749)
        (6,211) Zurich Financial Services AG - (Switzerland) *, **                                         (980,697)
                                                                                               ----------------------
                                                                                                         (4,278,446)
                                                                                               ----------------------
                PAPER & RELATED PRODUCTS ((0.69)%)
      (178,597) Stora Enso Oyj - (Finland) *, **                                                         (2,422,781)
                                                                                               ----------------------
                POWER CONVERSION/SUPPLY EQUIPMENT ((0.33)%)
       (77,566) Vestas Wind Systems A/S - (Denmark) ** *, **                                              (1,139,510)
                                                                                               ----------------------
                RETAIL - MISCELLANEOUS/DIVERSIFIED ((0.83%)
      (485,818) Coles Myer Ltd - (Australia) *, **                                                        (2,907,043)
                                                                                               ----------------------
                RETAIL - MUSIC STORE ((0.30%)
      (237,558) HMV Group PLC - (United Kingdom) *, **                                                    (1,042,563)
                                                                                               ----------------------
                TELECOMMUNICATIONS EQUIPMENT ((0.12)%)
       (58,227) Wavecom SA - (France) *, *, **                                                              (424,342)
                                                                                               ----------------------
                TELEPHONE - INTEGRATED ((0.99)%)
      (196,159) Deutsche Telekom AG - (Germany) *, **                                                     (3,446,201)
                                                                                               ----------------------
                TOBACCO ((0.36)%)
      (122,475) Swedish Match AB - (Sweden) *, **                                                         (1,251,910)
                                                                                               ----------------------
                TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Cost $(61,198,495))                          (62,379,048)
                                                                                               ----------------------
                SECURITIES SOLD, NOT YET PURCHASED (PROCEEDS $(61,198,496))                              (62,379,048)
                                                                                               ----------------------
     TOTAL INVESTMENTS IN SECURITIES AND SECURITIES SOLD, NOT YET PURCHASED-- 62.76%                     218,871,962
     OTHER ASSETS IN EXCESS OF OTHER LIABILITIES-- 37.24%                                                129,877,560
                                                                                               ----------------------
  TOTAL NET ASSETS - 100.00%                                                                       $     348,749,522
                                                                                               ======================

  *    Non-income producing security
  **   Foreign security
  (a)  Partially or wholly held ($34,229,895 total market value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

The preceding notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Schedule of Investments by Country (Unaudited)

June 30, 2004

                                                                                Percentage
COMMON STOCK                                              Market Value         of Net Assets
United Kingdom                                           $   38,062,763           10.91%
Germany                                                      31,421,471            9.01%
Switzerland                                                  26,953,044            7.73%
Japan                                                        23,756,230            6.81%
Netherlands                                                  22,648,267            6.49%
Ireland                                                      19,033,173            5.46%
France                                                       16,487,378            4.73%
Greece                                                        9,506,933            2.73%
Norway                                                       12,825,461            3.68%
Sweden                                                       11,820,068            3.39%
Thailand                                                     11,407,096            3.27%
Hong Kong                                                    10,628,994            3.05%
Austria                                                       7,816,121            2.24%
Canada                                                        5,135,274            1.47%
Luxembourg                                                    4,620,293            1.32%
Italy                                                         4,609,073            1.32%
Singapore                                                     4,306,772            1.23%
South Korea                                                   3,804,779            1.09%
Denmark                                                       3,415,739            0.98%
Malaysia                                                      2,861,208            0.82%
Turkey                                                        2,690,606            0.77%
Czechoslovakia                                                2,515,286            0.72%
Portugal                                                      1,919,236            0.55%
Belgium                                                       1,215,318            0.35%
Hungary                                                         921,786            0.26%
Spain                                                           625,088            0.18%

TOTAL COMMON STOCK                                          281,007,457           80.58%
---------------------------------------------------------------------------------------------

RIGHTS
Portugal                                                        243,553            0.07%

COMMON STOCK SOLD, NOT YET PURCHASED
United Kingdom                                              (18,789,026)          (5.39%)
Germany                                                     (16,706,151)          (4.79%)
Hong Kong                                                    (6,394,691)          (1.83%)
France                                                       (4,904,041)          (1.41%)
Australia                                                    (2,907,043)          (0.84%)
Netherlands                                                  (2,870,626)          (0.82%)
Finland                                                      (2,422,782)          (0.69%)
Ireland                                                      (2,182,580)          (0.63%)
Switzerland                                                  (1,852,869)          (0.53%)
Sweden                                                       (1,251,910)          (0.36%)
Denmark                                                      (1,139,510)          (0.33%)
Belgium                                                        (957,819)          (0.27%)

TOTAL COMMON STOCK SOLD, NOT YET PURCHASED                  (62,379,048)         (17.89%)
---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES AND SECURITIES SOLD,
  NOT YET PURCHASED                                         218,871,962           62.76%

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES                 129,877,560           37.24%
---------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                         $  348,749,522          100.00%
---------------------------------------------------------------------------------------------

The accompanying notes are an integrated part of these financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK.

Proxy Voting
A description of the policies and procedures that that Fund uses to determine how to vote proxies and a record of the actual proxy votes cast relating to portfolio securities is available without charge upon request by calling the Alternative Investment Group at 800-486-2608.

UBS TAMARACK INTERNATIONAL FUND, L.L.C
Financial Statements
with Report of Independent Auditors

Year Ended
December 31, 2003

Contents

Report of Independent Auditors	1

Statement of Assets, Liabilities and Members' Capital	2

Statement of Operations	3

Statement of Changes in Members' Capital	4

Notes to Financial Statements	5

Schedule of Portfolio Investments	13

Schedule of Investments by Country	19

Report of Independent Auditors

To the Members and the Board of Directors of
UBS Tamarack International Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Tamarack International Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments and the schedule of investments by country, as of December 31, 2003 and the related statement of operations for the year then ended and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UBS Tamarack International Fund, L.L.C. at December 31, 2003, the results of its operations for the year then ended and the changes in its members' capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
February 16, 2004

UBS Tamarack International Fund, L.L.C.
Statement of Assets, Liabilities and Members' Capital

December 31, 2003

ASSETS

Investments in securities, at value (cost $170,637,983)                     $ 201,722,120
Foreign cash, at value (cost $5,034,684)                                        5,032,463
Cash and cash equivalents                                                      32,250,716
Due from broker                                                                27,262,679
Unrealized gain on forward foreign currency exchange contracts                    364,402
Receivables:
  Investments sold, not settled                                                 5,897,059
  Dividends                                                                       245,950
  Interest                                                                         15,340
Other assets                                                                          654
--------------------------------------------------------------------------------------------

Total Assets                                                                $ 272,791,383
--------------------------------------------------------------------------------------------

LIABILITIES

Securities sold, not yet purchased, at value (proceeds of sales $22,697,047)   26,924,690
Unrealized loss on forward foreign currency exchange contracts                  4,349,823
Payables:
  Withdrawals payable                                                             724,304
  Investments purchased, not settled                                            6,344,619
  UBS Admin fee                                                                   234,977
  Professional fees                                                               138,858
  Administration fee                                                               40,000
  Other                                                                            61,477
--------------------------------------------------------------------------------------------

Total Liabilities                                                              38,818,748
--------------------------------------------------------------------------------------------

Net Assets                                                                  $ 233,972,635
--------------------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                                   $ 211,049,253
Accumulated net unrealized appreciation on investments and
  other assets and liabilities denominated in foreign currencies               22,923,382
--------------------------------------------------------------------------------------------

Members' Capital                                                            $ 233,972,635
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Statement of Operations

Year ended December 31, 2003

INVESTMENT INCOME

Dividends (less net foreign withholding taxes of $683,283)                  $   3,053,243
Interest                                                                          143,879
--------------------------------------------------------------------------------------------

Total Investment Income                                                         3,197,122
--------------------------------------------------------------------------------------------

EXPENSES

UBS Admin fee                                                                   2,133,832
Dividends                                                                         480,949
Custody fee                                                                       397,764
Professional fees                                                                 288,289
Interest                                                                          149,495
Administration fee                                                                168,363
Miscellaneous                                                                      69,118
--------------------------------------------------------------------------------------------

Total Expenses                                                                  3,687,810
--------------------------------------------------------------------------------------------

Net Investment Loss                                                              (490,688)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
               EQUITY SWAPS, AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
  Investments                                                                  30,284,031
  Equity swaps                                                                    111,206
  Foreign currency transactions                                                (7,341,758)
Change in net unrealized appreciation/depreciation from:
  Investments                                                                  29,912,436
  Other assets and liabilities denominated in foreign currencies               (2,151,595)
--------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain from Investments,
               Equity Swaps, and Foreign Currency Transactions                 50,814,320
--------------------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                    $  50,323,632
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Statement of Changes in Members' Capital
Years Ended December 31, 2003 and 2002

                                                                     Manager           Members           Total
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JANUARY 1, 2002                              $   1,110,923     $  73,121,736     $  74,232,659

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment income (loss)                                          14,236          (329,711)         (315,475)
  Net realized gain (loss) from investments, equity swaps,
         and foreign currency transactions                               5,073        (1,656,523)       (1,651,450)
  Change in net unrealized appreciation/depreciation from
         investments, equity swaps, and other assets and
         liabilities denominated in foreign currencies                 (45,804)       (6,416,167)       (6,461,971)

--------------------------------------------------------------------------------------------------------------------
Net Decrease in Members' Capital
         Derived from Operations                                       (26,495)       (8,402,401)       (8,428,896)
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
  Proceeds from Members' subscriptions                                       -        85,849,790        85,849,790
  Proceeds from Members' withdrawals                                   (25,142)      (13,456,112)      (13,481,254)
  Offering costs                                                           (56)           (6,712)           (6,768)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Members' Capital Derived
         from Capital Transactions                                     (25,198)       72,386,966        72,361,768
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2002                            $   1,059,230     $ 137,106,301     $ 138,165,531
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment income (loss)                                          11,134          (422,933)         (411,799)
  Net realized gain from investments, equity swaps, and
         foreign currency transactions                                 154,643        19,192,470        19,347,113
  Change in net unrealized appreciation/depreciation from
         investments, and other assets and liabilities
         denominated in foreign currencies                             185,259        23,112,402        23,297,661
Incentive allocation                                                 8,090,657                 -         8,090,657
--------------------------------------------------------------------------------------------------------------------
Net Increase in Members' Capital
         Derived from Operations                                     8,441,693        41,881,939        50,323,632
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
  Proceeds from Members' subscriptions                                       -        61,957,159        61,957,159
  Members' withdrawals                                                (150,297)      (16,303,204)      (16,453,501)
  Offering costs                                                          (139)          (20,047)          (20,186)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Members' Capital Derived
         from Capital Transactions                                    (150,436)       45,633,908        45,483,472
--------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2003                            $   9,350,487     $ 224,622,148     $ 233,972,635
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Notes to Financial Statements

December 31, 2003

1.	Organization

UBS Tamarack International Fund, L.L.C. (the "Fund") (formerly, UBS PW Tamarack International Fund, L.L.C.) was organized as a limited liability company under the laws of Delaware on February 14, 2001. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by investing, both long and short, primarily in equity securities of foreign issuers, with emphasis on mid-sized capitalization issuers in the developed markets outside the United States. The Fund commenced operations on July 2, 2001.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Tamarack Management, L.L.C. (formerly, PW Tamarack Management, L.L.C.) (the "Adviser"), a Delaware limited liability company, to provide investment advice to the Fund.

The Adviser is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") (formerly, PW Fund Advisor, L.L.C.) and ReachCapital Management L.L.C. ("RCMLLC"). UBSFA is the Managing Member of the Adviser and is an indirect, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by RCMLLC manage the Fund's investment portfolio on behalf of the Adviser under the oversight of UBSFA's personnel. RCMLLC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible Members may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that, generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year. A Member's interest in the Fund can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	Significant Accounting Policies

a.   Portfolio Valuation

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange. Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges. Listed options are valued using the last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities sold, not yet purchased, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, the securities and options described above are valued at fair value as determined in good faith by, or under the supervision of, the Directors. The Fund holds no such securities as of December 31, 2003.

Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. Debt securities purchased with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith, pursuant to policies established by the Directors.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

b.   Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expense is recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the interest method. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represents net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

c.   Fund Costs

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; certain organization costs; expenses of meetings of Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors. Offering costs are charged to capital as incurred.

d.   Income Taxes

No provision for the payment of Federal, state or local income taxes has been provided, since the Fund is not subject to income tax. Each Member is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

The Fund has reclassified $490,688 and $23,053,479 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions during the year ended December 31, 2003. The reclassification was to reflect, as an adjustment to net contributions, the amount of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

e.   Cash and Cash Equivalents

Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

f.   Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.	UBS Admin Fee, Incentive Allocation and Related Party Transactions

UBSFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBSFA a monthly fee (the "UBS Admin Fee") at an annual rate of 1.25% of the Fund's net assets, excluding assets attributable to the Adviser's capital account. The UBS Admin Fee is paid to UBSFA out of the Fund's assets and debited against the Members' capital account, excluding the Adviser's capital account. A portion of the UBS Admin Fee is paid by UBSFA to RCMLLC.

UBS Financial Services Inc. ("UBS FSI") (formerly, UBS PaineWebber, Inc.), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund. The Fund also may distribute interests through brokers or dealers with which it has entered into distribution agreements. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates. During the year ended December 31, 2003, UBS FSI and its affiliates earned brokerage commissions of $428,849 from portfolio transactions executed on behalf of the Fund.

The net increase (or decrease) in Members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the UBS Admin Fee which is similarly allocated to all Members other than the Adviser as described above. Upon a Member's withdrawal from the Fund and generally, at the end of each fiscal year thereafter, the Adviser is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits, if any, that would have been credited to the Member's capital account for such period. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the years ended December 31, 2003 and December 31, 2002 was $8,090,657 and $0, respectively, and has been recorded as an increase to the Adviser's capital account.

Each Director who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Any Director who is an "interested person" does not receive any annual or other fee from the Fund. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed related to Directors by the Fund for the year ended December 31, 2003 were $22,634.

PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. PFPC Trust Company entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Administrator and Accounting Agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by PFPC Inc.

As described in the prospectus, certain brokerage arrangements provide that RCMLLC receives soft dollar credits related to brokerage commissions paid by the Fund. Such credits can be used by RCMLLC for research and related services that would then be paid for or provided by the broker. The research services obtained by RCMLLC through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by RCMLLC.

4.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2003 amounted to $934,106,696 and $871,002,353, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased amounting to $182,969,985 and $158,760,971, respectively. Net realized losses resulting from short positions was $6,257,602 for the year ended December 31, 2003.

At December 31, 2003, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accumulated net unrealized appreciation on investments was $26,856,494, consisting of $32,094,657 gross unrealized appreciation and $5,238,163 gross unrealized depreciation.

5.	Short-Term Borrowings

The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the custodian. The Fund had no borrowings outstanding during the year ended December 31, 2003.

6.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options, equity swaps and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

Securities sold, not yet purchased represent obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital. The cash due from broker (Morgan Stanley & Co., Incorporated) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.

From time to time the Fund may enter into equity swap contracts whereby the Fund makes or receives payments based on the performance of the security and notional amounts of the swap contract. The Fund is subject to the market risk associated with changes in the value of the underlying equity securities, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized in the Statement of Assets, Liabilities and Members' Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate future cash to be received or paid, respectively. At December 31, 2003, the Fund had no outstanding equity swap contracts.

The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2003, the Fund had outstanding forward foreign currency exchange contracts to purchase foreign currencies as follows:

     Open Foreign Currency
       Purchase Contracts      Value on Settlement Date    Current Value    Unrealized Gain
     ---------------------------------------------------------------------------------------

     British Pounds
        expiring 02/05/04             $1,328,466             $1,365,407          $36,941
     ---------------------------------------------------------------------------------------
     Euros
        expiring 02/05/04             $4,732,800             $5,060,261         $327,461
     ---------------------------------------------------------------------------------------
                                                                                $364,402
                                                                            ================
At December 31, 2003, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

     Open Foreign Currency
         Sale Contracts        Value on Settlement Date    Current Value    Unrealized Gain
     ---------------------------------------------------------------------------------------

     British Pounds
        expiring 02/05/04             $2,521,920             $2,693,435         $171,515
     ---------------------------------------------------------------------------------------

     Euros
        expiring 02/05/04            $45,614,230            $49,792,538       $4,178,308
     ---------------------------------------------------------------------------------------
                                                                              $4,349,823
                                                                            ================
In addition, the Fund had outstanding one Danish Krone and one Norwegian Krone denominated forward foreign currency exchange contracts to hedge the settlement of foreign denominated securities trades which were still outstanding as of December 31, 2003. The unrealized loss on these open contracts, which will both expire on January 2, 2004, was $12,571 and has been included in Change in net unrealized appreciation/depreciation from Investments on the Statement of Operations.

During the year ended December 31, 2003, the Fund did not trade any futures contracts or engage in option transactions.

7.	Financial Highlights The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                                              For the Period
                                                                                July 1, 2001
                                                                              (commencement of
                                                Year ended December 31       operations) through
                                                2003              2002       December 31, 2001
                                                ----              ----       -----------------
 Ratio of net investment loss to average
 net assets***                                 (0.28%)           (0.28%)          (0.84%)*
 Ratio of total  expenses  to average net
 assets***                                      2.13%             2.29%            2.53%*
 Portfolio turnover rate                      548.82%           669.30%          375.17%
 Total return **                               25.19%            (4.30%)          (4.09%)
 Net asset value at end of period           $233,972,635      $138,165,531      $74,232,659
*	Annualized.
**	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.
***	The average net assets used in the above ratios are calculated by adding any withdrawals payable effective at the end of a period to the net assets for such period.

UBS Tamarack International Fund, L.L.C.
Schedule of Portfolio Investments

December 31, 2003

Shares                                                                                        Market Value
--------------------------------------------------------------------------------------------------------------------
                   INVESTMENTS IN SECURITIES (86.22%)
                   ----------------------------------
                   COMMON STOCK (86.22%)
                   ---------------------
                   AIRLINES (1.79%)
        3,275,656  China Southern Airlines Co.,  Ltd. - (Hong Kong) *, **                $           1,402,900
          399,400  easyJet PLC - (United Kingdom) *, **                                              2,094,917
          550,415  Malaysian Airline System Berhad - (Malaysia) *, **                                  695,261
                                                                                         ---------------------------
                                                                                                     4,193,078
                                                                                         ---------------------------
                   APPAREL MANUFACTURERS (0.39%)
          509,640  Ports Design Ltd. - (Hong Kong) *, **                                               915,745
                                                                                         ---------------------------
                   ATHLETIC FOOTWEAR (1.26%)
           16,748  Puma AG - (Germany) **, (a)                                                       2,957,518
                                                                                         ---------------------------
                   AUTO - CARS/LIGHT TRUCKS (0.62%)
           42,729  Toyota Motor Corp. - (Japan) **                                                   1,443,305
                                                                                         ---------------------------
                   AUTOMOTIVE/TRUCK PARTS & EQUIPMENT (0.61%)
          895,388  UMW Holdings Berhad - (Malaysia) **                                               1,425,552
                                                                                         ---------------------------
                   BREWERY (0.48%)
           68,130  Quilmes Industrial S. A.  (Quinsa) - ADR *                                        1,113,926
                                                                                         ---------------------------
                   BROADCAST SERVICES/PROGRAMMING (0.92%)
          408,952  HIT Entertainment PLC - (United Kingdom) **, (a)                                  2,152,340
                                                                                         ---------------------------
                   BUILDING & CONSTRUCTION - MISCELLANEOUS (0.54%)
           35,946  Bouygues SA - (France) **                                                         1,256,840
                                                                                         ---------------------------
                   BUILDING & CONSTRUCTION PRODUCTS - MISC. (0.48%)
            2,276  Geberit AG - (Switzerland) **                                                     1,118,907
                                                                                         ---------------------------
                   BUILDING - RESIDENTIAL/COMMERCIAL (2.98%)
          104,700  Barratt Developments PLC - (United Kingdom) **                                    1,017,742
        2,288,562  Lalin Property PCL - (Thailand) **                                                  635,350
        3,918,114  Land & Houses PCL - (Thailand) **                                                 1,216,299
          303,312  Westbury PLC - (United Kingdom) **                                                2,129,824
          297,324  Wimpey (George) PLC - (United Kingdom) **                                         1,986,648
                                                                                         ---------------------------
                                                                                                     6,985,863
                                                                                         ---------------------------
                   BUILDING PRODUCTS - WOOD (1.20%)
           94,910  Travis Perkins PLC - (United Kingdom) **                                          2,166,273
        2,009,781  Vanachai Group PCL - (Thailand) **                                                  644,185
                                                                                         ---------------------------
                                                                                                     2,810,458
                                                                                         ---------------------------
                   CELLULAR TELECOMMUNICATIONS (1.34%)
        1,018,244  China Mobile (Hong Kong) Ltd.  - (Hong Kong) **                                   3,128,075
                                                                                         ---------------------------
                   CHEMICALS - FIBERS (0.45%)
        4,154,055  Sinopec Yizheng Chemical Fibre Co., Ltd. - (Hong Kong) **                         1,048,734
                                                                                         ---------------------------
                   COMMERCIAL BANKS - NON US (9.58%)
          130,469  ABN AMRO Holding NV - (Netherlands) **, (a)                                       3,052,724
      313,514,598  Akbank T.A.S. - (Turkey) **, (a)                                                  1,640,094
          263,566  Allied Irish Banks PLC - (Ireland) **                                             4,205,487
           99,845  Alpha Bank A. E. - (Greece) **                                                    3,020,034
          120,086  Anglo Irish Bank Corp. PLC - (Ireland) **                                         1,903,987
          321,365  Bank of Ireland - (Ireland) **                                                    4,377,828
        1,182,909  Commerce Asset-Holding Berhad - (Malaysia) **                                     1,276,297
           47,741  Hang Seng Bank Ltd. - (Hong Kong) **                                                627,232
        8,557,500  PT Bank Mandiri - (Indonesia) **                                                  1,016,029
            8,030  Verwaltungs-und Privat-Bank AG - (Switzerland) **, (a)                            1,298,565
                                                                                         ---------------------------
                                                                                                    22,418,277
                                                                                         ---------------------------
                   COMPUTER SERVICES (0.92%)
        1,025,218  Getronics NV - (Netherlands) *, **                                                2,146,647
                                                                                         ---------------------------
                   CONSULTING SERVICES (0.09%)
          536,538  Linmark Group Ltd. - (Hong Kong) **                                                 219,422
                                                                                         ---------------------------
                   COOPERATIVE BANKS (0.91%)
          126,506  Banco Popolare di Verona e Novara Scrl - (Italy) **, (a)                          2,141,411
                                                                                         ---------------------------
                   DISTRIBUTION/WHOLESALE (1.19%)
          320,736  Buhrmann NV - (Netherlands) **                                                    2,795,517
                                                                                         ---------------------------
                   DIVERSIFIED FINANCIAL SERVICES (1.39%)
          204,470  Irish Life & Permanent PLC - (Ireland) **                                         3,262,545
                                                                                         ---------------------------
                   DIVERSIFIED MANUFACTURING OPERATIONS (1.69%)
           49,439  Siemans AG - (Germany) **                                                         3,959,859
                                                                                         ---------------------------
                   DIVERSIFIED MINERALS (2.09%)
          707,012  Banpu PCL - (Thailand) **                                                         2,283,993
          283,574  BHP Billiton Ltd. - (Australia) **                                                2,604,498
                                                                                         ---------------------------
                                                                                                     4,888,491
                                                                                         ---------------------------
                   DIVERSIFIED OPERATIONS (2.28%)
          154,322  DCC PLC - (Ireland) **                                                            2,117,840
        1,255,028  Sime Darby Berhad - (Malaysia) **                                                 1,717,406
          539,776  The Wharf (Holdings) Ltd. - (Hong Kong) **                                        1,494,820
                                                                                         ---------------------------
                                                                                                     5,330,066
                                                                                         ---------------------------
                   DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES (0.57%)
          897,650  PHS Group PLC - (United Kingdom) **                                               1,345,808
                                                                                         ---------------------------
                   E-COMMERCE/PRODUCTS (0.96%)
          564,428  lastminute.com PLC - (United Kingdom) *, **                                       2,240,595
                                                                                         ---------------------------
                   ELECTRIC - INTEGRATED (0.47%)
          704,027  Hera SpA - (Italy) *, **                                                          1,102,040
                                                                                         ---------------------------
                   ENGINEERING/R&D SERVICES (0.39%)
          366,385  Worley Group Ltd. - (Australia) **                                                  902,691
                                                                                         ---------------------------
                   FOOD - CONFECTIONARY (0.48%)
              125  Lindt & Spruengli AG - (Switzerland) **                                           1,116,838
                                                                                         ---------------------------
                   FOOD - MISCELLANEOUS/DIVERSIFIED (1.52%)
          300,335  Koninklijke Wessanen NV - (Netherlands) **                                        3,557,197
                                                                                         ---------------------------
                   FOOD - WHOLESALE/DISTRIBUTORS (1.24%)
          976,732  Fyffes PLC - (Ireland) **                                                         2,032,805
           65,326  Jeronimo Martins, SGPS, SA - (Portugal) *, **                                       861,895
                                                                                         ---------------------------
                                                                                                     2,894,700
                                                                                         ---------------------------
                   GAMBLING (NON-HOTEL) (1.66%)
           83,193  Greek Organisation of Football Prognostics SA - (Greece) **                       1,196,267
          297,042  Paddy Power PLC - (Ireland) **                                                    2,678,923
                                                                                         ---------------------------
                                                                                                     3,875,190
                                                                                         ---------------------------
                   GOLD MINING (0.38%)
          168,951  Highland Gold Mining Ltd - (United Kingdom) **                                      886,568
                                                                                         ---------------------------
                   HOME DECORATION PRODUCTS (1.19%)
           59,423  Hunter Douglas NV - (Netherlands) **, (a)                                         2,781,518
                                                                                         ---------------------------
                   MACHINERY (ELECTRICAL) (0.45%)
           18,280  Kone Oyj - (Finland) **                                                           1,049,117
                                                                                         ---------------------------
                   MEDICAL - DRUGS (1.27%)
          430,929  Elan Corp. PLC - ADR *                                                            2,969,101
                                                                                         ---------------------------
                   MEDICAL PRODUCTS (0.43%)
            1,007  Synthes-Stratec, Inc. - (Switzerland) **                                            996,619
                                                                                         ---------------------------
                   METAL - DIVERSIFIED (0.37%)
           13,180  Mining and Metallurgical Co. Norilsk Nickel - ADR                                   858,677
                                                                                         ---------------------------
                   MONEY CENTER BANKS (2.72%)
          173,104  DBS Group Holdings Ltd. - (Singapore) **                                          1,498,339
          165,122  Royal Bank of Scotland Group PLC - (United Kingdom) **                            4,865,482
                                                                                         ---------------------------
                                                                                                     6,363,821
                                                                                         ---------------------------
                   MULTI-LINE INSURANCE (2.07%)
          172,543  Aegon NV - (Netherlands) **                                                       2,552,888
           43,005  Topdanmark A/S - (Denmark) *, **, (a)                                             2,302,089
                                                                                         ---------------------------
                                                                                                     4,854,977
                                                                                         ---------------------------
                   MULTIMEDIA (1.13%)
           45,788  Lagardere S.C.A. - (France) **, (a)                                               2,643,437
                                                                                         ---------------------------
                   OIL - FIELD SERVICES (0.69%)
           94,421  Aker Kvaerner ASA - (Norway) *, **                                                1,614,416
                                                                                         ---------------------------
                   OIL COMPANIES - EXPLORATION & PRODUCTION (0.72%)
        9,809,264  CNPC Hong Kong Ltd. - (Hong Kong) **                                              1,680,447
                                                                                         ---------------------------
                   OIL COMPANIES - INTEGRATED (2.15%)
           92,181  Petroleo Brasileiro SA -  ADR                                                     2,695,373
          498,229  PTT PCL - (Thailand) **                                                           2,326,263
                                                                                         ---------------------------
                                                                                                     5,021,636
                                                                                         ---------------------------
                   OIL REFINING & MARKETING (0.44%)
        1,171,026  Sinopec Zhenhai Refining and Chemical Co., Ltd. - (Hong Kong) **                  1,025,681
                                                                                         ---------------------------
                   POWER CONVERSION/SUPPLY EQUIPMENT (0.49%)
        1,258,023  Chloride Group PLC - (United Kingdom) **                                          1,148,550
                                                                                         ---------------------------
                   PROFESSIONAL SPORTS (1.02%)
          520,553  Manchester United PLC - (United Kingdom) **                                       2,399,569
                                                                                         ---------------------------
                   PUBLISHING - BOOKS (0.83%)
          355,011  Yell Group PLC - (United Kingdom) **                                              1,938,353
                                                                                         ---------------------------
                   PUBLISHING - NEWSPAPERS (0.61%)
           27,551  NV  Holdingmaatschappij De Telegraaf - (Netherlands) *, **, (a)                     625,180
          227,658  RCS MediaGroup SpA - (Italy) *, **                                                  804,039
                                                                                         ---------------------------
                                                                                                     1,429,219
                                                                                         ---------------------------
                   REAL ESTATE MANAGEMENT/SERVICE (0.66%)
           48,679  ABLE Inc. - (Japan) **                                                            1,539,813
                                                                                         ---------------------------
                   REAL ESTATE OPERATIONS/DEVELOPMENT (2.74%)
          642,136  Henderson Land Development Co.,  Ltd. - (Hong Kong) **                            2,836,991
          774,836  Hysan Development Co.,  Ltd. - (Hong Kong) **                                     1,197,644
          286,104  Sun Hung Kai Properties Ltd. - (Hong Kong) **, (a)                                2,367,740
                                                                                         ---------------------------
                                                                                                     6,402,375
                                                                                         ---------------------------
                   REITS - SHOPPING CENTERS (0.64%)
        2,390,279  Fortune Real Estate Investment Trust - (Hong Kong) *, **                          1,508,626
                                                                                         ---------------------------
                   RETAIL - CONSUMER ELECTRONICS (0.74%)
           68,913 Germanos SA - (Greece) **                                                         1,724,563

                   RETAIL - DISCOUNT (0.50%)
           59,910  Hellenic Duty Free Shops SA - (Greece) **                                        1,175,832
                                                                                         ---------------------------
                   RUBBER - TIRES (1.62%)
           99,943  Continental AG - (Germany) **, (a)                                                3,790,724
                                                                                         ---------------------------
                   SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS (0.66%)
          268,360  Wolfson Microelectronics PLC - (United Kingdom) *, **                             1,537,301
                                                                                         ---------------------------
                   SPECIAL PURPOSE BANKS (3.16%)
           58,517  Depfa Bank PLC - (Germany) **, (a)                                                7,388,436
                                                                                         ---------------------------
                   STEEL - PRODUCERS (2.10%)
           28,077  Boehler-Uddeholm AG - (Austria) **                                                1,896,118
           66,300  JFE Holdings, Inc. - (Japan) **                                                   1,809,531
           35,946  POSCO - ADR                                                                       1,221,086
                                                                                         ---------------------------
                                                                                                     4,926,735
                                                                                         ---------------------------
                   TELECOMMUNICATIONS SERVICES (2.52%)
          160,000  Cesky Telecom AS - GDR                                                            1,800,000
        5,570,831  China Telecom Corp., Ltd - (Hong Kong) *, **                                      2,296,185
           10,973  e.Biscom - (Italy) *, **                                                            672,525
        1,154,121  Shin Corp. PCL - (Thailand) **                                                    1,128,707
                                                                                         ---------------------------
                                                                                                     5,897,417
                                                                                         ---------------------------
                   TELEPHONE - INTEGRATED (2.75%)
          222,627  Koninklijke (Royal) KPN NV - (Netherlands) *, **                                  1,718,564
        2,165,701  Versatel Telecom International NV - (Netherlands) *, *, **                        4,725,861
                                                                                         ---------------------------
                                                                                                     6,444,425
                                                                                         ---------------------------
                   TELEVISION (3.77%)
           55,300  Modern Times Group MTG AB - (Sweden) *, **                                        1,164,364
          130,695  ProSiebenSat.1 Media AG - (Germany) **                                            2,184,294
           78,131  SBS Broadcasting SA - ADR *                                                       2,547,071
           83,710  Societe Television Francaise 1 - (France) **, (a)                                 2,922,670
                                                                                         ---------------------------
                                                                                                     8,818,399
                                                                                         ---------------------------
                   TOBACCO (1.22%)
          100,414  Altadis, SA - (Spain) **                                                          2,849,792
                                                                                         ---------------------------
                   TRANSPORTATION - MARINE (2.72%)
              567  A P Moller-Maersk A/S - (Denmark) **                                              4,091,748
        2,110,430  China Shipping Development Co., Ltd. - (Hong Kong) **                             1,563,060
          239,200  Malaysia International Shipping Corp. Berhad - (Malaysia) **                        711,305
                                                                                         ---------------------------
                                                                                                     6,366,113
                                                                                         ---------------------------
                   TRANSPORTATION - SERVICES (1.37%)
          137,093  TPG NV - (Netherlands) **, (a)                                                    3,211,172
                                                                                         ---------------------------
                   WATER (0.21%)
           60,800  EYDAP Athens Water Supply and Sewage Co. SA - (Greece) **                           483,149
                                                                                         ---------------------------
                   WEB PORTALS/ISP (1.39%)
          896,175  Easynet Group PLC - (United Kingdom) *, **                                        1,885,045
           11,750  NHN Corp. - (Korea) **                                                            1,362,862
                                                                                         ---------------------------
                                                                                                     3,247,907
                                                                                         ---------------------------
                   TOTAL COMMON STOCK (Cost $170,637,983)                                          201,722,120
                                                                                         ---------------------------
                   INVESTMENTS IN SECURITIES (Cost $170,637,983)                                   201,722,120
                                                                                         ---------------------------

                   SECURITIES SOLD, NOT YET PURCHASED ((11.51)%)
                   ---------------------------------------------
                   COMMON STOCK SOLD, NOT YET PURCHASED ((11.51)%)
                   -----------------------------------------------
                   BREWERY ((2.92)%)
          (55,367) Heineken NV- (Netherlands) *, **                                                 (2,108,388)
         (279,468) SABMiller PLC - (United Kingdom) *, **                                           (2,896,688)
         (269,962) Scottish & Newcastle PLC - (United Kingdom) *, **                                (1,827,985)
                                                                                         ---------------------------
                                                                                                    (6,833,061)
                                                                                         ---------------------------
                   COSMETICS & TOILETRIES ((0.18)%)
           (3,528) Beiersdorf Ag - (Germany) *, **                                                    (428,095)
                                                                                         ---------------------------
                   DISTRIBUTION/WHOLESALE ((0.16)%)
         (161,351) Hagemeyer NV - (Netherlands) *, **                                                 (364,301)
                                                                                         ---------------------------
                   DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES ((0.91)%)
         (586,169) Brambles Industries PLC - (United Kingdom) *, **                                 (2,135,396)
                                                                                         ---------------------------
                   ELECTRIC - INTEGRATED ((0.59)%)
          (34,578) RWE AG - (Germany) *, **                                                         (1,368,204)
                                                                                         ---------------------------
                   INVESTMENT MANAGEMENT/ADVISORY SERVICES ((0.38)%)
         (123,313) Amvescap Plc - (United Kingdom) *, **                                              (895,692)
                                                                                         ---------------------------
                   MEDICAL - DRUGS ((0.87)%)
          (49,740) Novo Nordisk A/S - (Denmark) *, **                                               (2,026,455)
                                                                                         ---------------------------
                   MEDICAL - WHOLESALE DRUG DISTRIBUTION ((0.60)%)
         (149,751) Alliance Unichem PLC - (United Kingdom) *, **                                    (1,391,324)
                                                                                         ---------------------------
                   MEDICAL PRODUCTS ((0.82)%)
          (19,047) Nobel Biocare Holding AG - (Switzerland) *, **                                   (1,928,956)
                                                                                         ---------------------------
                   MULTI-LINE INSURANCE ((1.08)%)
           (8,775) Allianz AG - (Germany) *, **                                                     (1,107,722)
           (9,818) Zurich Financial Services AG - (Switzerland) *, **                               (1,413,062)
                                                                                         ---------------------------
                                                                                                    (2,520,784)
                                                                                         ---------------------------
                   OIL COMPANIES - INTEGRATED ((0.72)%)
          (47,997) Statoil ASA - (Norway) *, **                                                       (539,288)
           (6,201) Total SA - (France) *, **                                                        (1,152,910)
                                                                                         ---------------------------
                                                                                                    (1,692,198)
                                                                                         ---------------------------
                   PAPER & RELATED PRODUCTS ((0.83)%)
         (144,945) Stora Enso Oyj - (Finland) *, **                                                 (1,952,589)
                                                                                         ---------------------------
                   RETAIL - MAJOR DEPARTMENT STORES ((0.57)%)
         (256,380) Marks & Spencer Group PLC - (United Kingdom) *, **                               (1,326,396)
                                                                                         ---------------------------
                   RETAIL - MISCELLANEOUS/DIVERSIFIED ((0.54)%)
          (91,338) Koninklijke Vendex KBB NV - (Netherlands) *, **                                  (1,273,064)
                                                                                         ---------------------------
                   TELECOMMUNICATIONS EQUIPMENT ((0.34)%)
          (58,127) Wavecom SA - (France) *, **                                                        (788,175)
                                                                                         ---------------------------
                   TOTAL COMMON STOCK SOLD, NOT YET PURCHASED
                   (Proceeds $(22,697,047))                                                        (26,924,690)
                                                                                         ---------------------------
                   SECURITIES SOLD, NOT YET PURCHASED (PROCEEDS
                   $(22,697,047))                                                                  (26,924,690)
                                                                                         ---------------------------
         TOTAL INVESTMENTS IN SECURITIES AND SECURITIES SOLD,
         NOT YET PURCHASED -- 74.71%                                                               174,797,430
                                                                                         ---------------------------
       OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 25.29%                                        59,175,205
                                                                                         ---------------------------
       TOTAL NET ASSETS-- 100.00%                                                        $         233,972,635
                                                                                         ===========================

  *    Non-income producing security
  **   Foreign security
  (a)  Partially or wholly held ($23,579,270  total market value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

The preceding notes are an integral part of these financial statements.

UBS Tamarack International Fund, L.L.C.
Schedule of Investments by Country

December 31, 2003

                                                                                Percentage
COMMON STOCK                                              Market Value         of Net Assets
United Kingdom                                           $   29,795,014           12.73%
Netherlands                                                  27,167,268           11.61%
Ireland                                                      23,548,515           10.06%
Hong Kong                                                    23,313,302            9.96%
Germany                                                      20,280,831            8.67%
Thailand                                                      8,234,798            3.53%
Greece                                                        7,599,845            3.25%
France                                                        6,822,947            2.92%
Denmark                                                       6,393,837            2.73%
Malaysia                                                      5,825,822            2.49%
Japan                                                         4,792,650            2.05%
Italy                                                         4,720,016            2.02%
Switzerland                                                   4,530,929            1.94%
Luxembourg                                                    3,660,996            1.56%
Australia                                                     3,507,189            1.50%
Spain                                                         2,849,792            1.22%
Brazil                                                        2,695,372            1.15%
Korea                                                         2,583,948            1.10%
Austria                                                       1,896,118            0.81%
Czechoslovakia                                                1,800,000            0.77%
Turkey                                                        1,640,094            0.70%
Norway                                                        1,614,416            0.69%
Singapore                                                     1,498,339            0.64%
Sweden                                                        1,164,364            0.50%
Finland                                                       1,049,117            0.45%
Indonesia                                                     1,016,029            0.43%
Portugal                                                        861,895            0.37%
Russia                                                          858,677            0.37%
------------------------------------------------------------------------------------------

TOTAL COMMON STOCK                                          201,722,120           86.22%
------------------------------------------------------------------------------------------

COMMON STOCK SOLD, NOT YET PURCHASED
United Kingdom                                              (10,473,481)          (4.48%)
Netherlands                                                  (3,745,753)          (1.60%)
Switzerland                                                  (3,342,018)          (1.43%)
Germany                                                      (2,904,020)          (1.24%)
Denmark                                                      (2,026,455)          (0.87%)
Finland                                                      (1,952,589)          (0.83%)
France                                                       (1,941,086)          (0.83%)
Norway                                                         (539,288)          (0.23%)
------------------------------------------------------------------------------------------

TOTAL COMMON STOCK SOLD, NOT YET PURCHASED                  (26,924,690)          (11.51%)
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES AND SECURITIES SOLD,
  NOT YET PURCHASED                                         174,797,430            74.71%

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES                  59,175,205            25.29%
------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                         $  233,972,635           100.00%
------------------------------------------------------------------------------------------

The preceding notes are an integral part of these financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK.

DIRECTORS AND OFFICERS (Unaudited)
Information pertaining to the Directors and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.'s Alternative Investment Group at 800-580-2359.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                     Portfolios in   Other Trusteeships/
                                  Term of Office                                      Fund Complex   Directorships Held
     Name, Age, Address and        and Length of       Principal Occupation(s)        Overseen by    by Director Outside
     Position(s) with Fund         Time Served1          During Past 5 Years           Director2         Fund Company
-------------------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg,(61)                   Term--       Dean and Professor of Mgmt of           36        Director of:
UBS Financial Services Inc.         Indefinite     Graduate School of Business,                      Primedia, Inc.,
1285 Avenue of the Americas        Length--since   Columbia University                               Federated
New York, NY 10019                   Inception                                                       Department
Director                                                                                             Stores, Inc.,
                                                                                                     Revlon, Inc. and
                                                                                                     Select Medical,
                                                                                                     Inc. and SAPPI,
                                                                                                     Ltd.
-------------------------------------------------------------------------------------------------------------------------
George W. Gowen,(74)                  Term--       Law partner for Dunnington,             14        None
UBS Financial Services Inc.         Indefinite     Bartholow & Miller
1285 Avenue of the Americas        Length--since
New York, NY 10019                   Inception
Director
-------------------------------------------------------------------------------------------------------------------------
M. Cabell Woodward, Jr., (75)         Term--       Retired                                 14        None
UBS Financial Services Inc.         Indefinite
1285 Avenue of the Americas        Length--since
New York, NY 10019                   Inception
Director
-------------------------------------------------------------------------------------------------------------------------
                                            OFFICER(S) WHO ARE NOT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Mitchell A. Tanzman,(44)              Term--       Managing Director of UBS               N/A                N/A
UBS Financial Services Inc.         Indefinite     Financial Services Inc.'s
1285 Avenue of the Americas        Length--since   Alternative Investment Group.
New York, New York 10019           Commencement
Principal Executive Officer        of Operations
-------------------------------------------------------------------------------------------------------------------------
Michael Mascis,(36)                   Term--       First Vice President / CFO of          N/A                N/A
UBS Financial Services Inc.         Indefinite     UBS Financial Services Inc.'s,
1285 Avenue of the Americas       Length-- since   Alternative Investment Group,
New York, NY 10019                     July        since July 2002.
Principal Accounting Officer           2002        Prior to July 2002, Partner
                                                   Arthur Andersen LLP
-------------------------------------------------------------------------------------------------------------------------
Mark D. Goldstein, (39)               Term--       Senior Associate General               N/A                N/A
UBS Financial Services Inc.         Indefinite     Counsel and First Vice President
1285 Avenue of the Americas       Length-- since   of UBS Financial Services Inc.,
New York, NY 10019                   Inception     since May 1998.
Secretary
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1 For Directors, their terms are for the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at least two-thirds of the Directors or vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

2 Of the 36 funds/portfolios in the complex as of 22 are advised by an affiliate of UBS Financial Services Inc., and 14 comprise UBS Financial Services, Inc.‘s Alternative Investment Group of Funds.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Alternative Investment Group at 800-580-2329.